                                 EXHIBIT 10.75

                      AGREEMENT FOR PURCHASE AND SALE OF

                         MOTOROLA PLAINFIELD BUILDING

                        AGREEMENT OF PURCHASE AND SALE
                        ------------------------------
                   1111 Durham Avenue, South Plainfield, NJ

        This Agreement of Purchase and Sale ("Agreement") is made and entered into by and between Purchaser and Seller.

                                   RECITALS
                                   --------

A. Defined terms are indicated by initial capital letters. Defined terms shall have the meaning set forth herein, whether or not such terms are used before or after the definitions are set forth.

B. Purchaser desires to purchase the Property and Seller desires to sell the Property, all upon the terms and conditions set forth in this Agreement.

        NOW, THEREFORE, in consideration of the mutual terms, provisions, covenants and agreements set forth herein, as well as the sums to be paid by Purchaser to Seller, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Purchaser and Seller agree as follows:

                         ARTICLE 1 - Basic Information
                         -----------------------------

        1.1 Certain Basic Terms. The following defined terms shall have the meanings set forth below:

               1.1.1  Seller:         WHMAB Real Estate Limited Partnership, a
                      ------          Delaware limited partnership

               1.1.2  Purchaser:      Wells Capital, Inc., a Georgia corporation
                      ---------

               1.1.3  Purchase Price: $33,735,656.00
                      --------------

               1.1.4  Earnest Money:  $500,000 (the "Initial Earnest Money"),
                      -------------                  ---------------------
                                      including interest thereon, to be
                                      deposited in accordance with Section 3.1
                                                                   -----------
                                      below, to be increased by $500,000 (the
                                      "Additional Earnest Money") to
                                       ------------------------
                                      $1,000,000 , plus interest thereon,
                                      pursuant to Section 3.1.
                                                  -----------

               1.1.5  Title Company:  Fidelity National Title Insurance Company
                      -------------   of New York c/o National Title Services
                                      Division 14643 Dallas Parkway, Suite 380
                                      Dallas, TX 75240
                                      Attention:    Pat Noska
                                      Telephone:    (972) 386-6650
                                      Facsimile:    (972) 386-6651

Agreement of Purchase and Sale -- (1111 Durham Ave., S. Plainfield, NJ)
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

           1.1.6  Escrow Agent:       Fidelity National Title Insurance Company
                  ------------        110 Barclay Pavilion East
                                      Cherry Hill, New Jersey  08034
                                      Attention:    Linda Smith
                                      Telephone:    (856) 795-2511
                                      Facsimile:    (856) 795-8758

           1.1.7  Broker:             Granite Partners, LLC
                  ------

           1.1.8  Effective Date:     The date on which this Agreement is
                  --------------      executed by the latter to sign of
                                      Purchaser or Seller, as indicated on
                                      the signature page of this Agreement.

           1.1.9  Property
                  --------
                  Information
                  -----------
                  Delivery Date:      The date which is ten (10) days after
                  -------------       the Effective Date.


           1.1.10 Title Commitment
                  ----------------
                  Delivery Date:      The date which is ten (10) days after
                  -------------       the Effective Date.


           1.1.11 Survey Delivery
                  ---------------
                  Date:               The date which is ten (10) days after
                  ----                the Effective Date.

           1.1.12 Title and Survey
                  ----------------
                  Review Period:      The period ending fourteen (14) days
                  -------------       after Purchaser's receipt of the
                                      initial Title Commitment, but in any
                                      event not later than the expiration of
                                      the Inspection Period.

           1.1.13 Inspection Period:  The period beginning on the Effective
                  -----------------   Date and ending thirty (30) days
                                      after the Effective Date.

           1.1.14 Closing Date:       The earlier to occur of (i) the date
                  ------------        Motorola, Inc. commences paying
                                      rent under the Lease (hereinafter
                                      defined), if it commences paying
                                      rent before November 1, 2000, or
                                      (ii) November 1, 2000.


Agreement of Purchase and Sale -- (1111 Durham Ave., S. Plainfield, NJ) - Page 2
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

        1.2 Closing Costs. Closing costs shall be allocated and paid as follows:

------------------------------------------------------------------------------ ------------------------
Cost                                                                           Responsible Party
------------------------------------------------------------------------------ ------------------------
Title Commitment required to be delivered pursuant to Section 5.1              Seller
                                                      -----------
------------------------------------------------------------------------------ ------------------------
Premium for standard form Title Policy required to be delivered pursuant to    Purchaser
Section 5.4
-----------
------------------------------------------------------------------------------ ------------------------
Premium for any upgrade of Title Policy for extended or additional coverage
Purchaser and any endorsements desired by Purchaser, any inspection fee charged by the Title Company, tax certificates, municipal and utility lien certificates, and any other Title Company charges
------------------------------------------------------------------------------ ------------------------
Costs of Survey and/or any revisions, modifications or recertifications        Purchaser
thereto
------------------------------------------------------------------------------ ------------------------
Costs for UCC Searches                                                         Purchaser
------------------------------------------------------------------------------ ------------------------
Recording Fees                                                                 Seller - releases of
                                                                               current liens; Purchaser
                                                                               -   deed  and Purchaser's
                                                                               lien documents
------------------------------------------------------------------------------ ------------------------
Any deed taxes, documentary stamps, transfer taxes, intangible taxes,           Seller
mortgage taxes or other similar taxes, fees or assessments
------------------------------------------------------------------------------ ------------------------
Any escrow fee  charged by Escrow Agent for holding the Earnest Money or       Purchaser 1/2
conducting the Closing                                                         Seller 1/2
------------------------------------------------------------------------------ ------------------------
Real Estate Sales Commission to Broker                                         Seller
------------------------------------------------------------------------------ ------------------------
All other closing costs, expenses, charges and fees                            Purchaser or Seller,
                                                                               whoever incurs the same
------------------------------------------------------------------------------ ------------------------

   1.3    Notice Addresses:

   Purchaser:  6200 The Corners Parkway       Copy to:   O'Callaghan & Stumm LLP
               Suite 250                                 127 Peachtree Street  #133D
               Norcross, Georgia 30092                   Atlanta, Georgia 30303
               Attention:  Michael C. Berndt             Attention:  W. L. O'Callaghan
               Telephone:  770-449-7800                  Telephone:  404-522-2002
               Facsimile:  770-200-8199                  Facsimile:  404-522-3080

   Seller:     c/o Archon Group, L.P.         Copy to:   Vinson & Elkins L.L.P.
               1275 K Street, N.W.                       1325 Avenue of the Americas
               Suite 900                                 17th Floor
               Washington, D.C. 20005                    New York, NY 10019
               Attention:  Stephen Abelman               Attention:  Philip D. Weller
               Telephone:  202-216-5850                  Telephone:  (917) 206-8006
               Facsimile:  202-216-5801                  Facsimile:  (917) 206-8100


        1.4    Index of Certain Additional Defined Terms:

        Additional Property Information.......................................       Section 4.2
        -------------------------------
        Asset Manager.........................................................     Section 12.18
        -------------
        Asset Manager's Employee..............................................       Section 9.3
        ------------------------
        Assignment............................................................  Subsection 7.3.2
        ----------
        Casualty Notice.......................................................       Section 6.2
        ---------------
        CERCLA................................................................      Section 11.3
        ------

Agreement of Purchase and Sale -- (1111 Durham Ave., S. Plainfield, NJ) - Page 3
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

        Closing...............................................................         Section 7.1
        -------
        Deed..................................................................    Subsection 7.3.1
        ----
        Designated Representative(s)..........................................       Section 12.18
        ----------------------------
        Due Diligence Termination Notice......................................         Section 4.5
        --------------------------------
        ERISA.................................................................    Subsection 7.4.2
        -----
        Hazardous Materials...................................................        Section 11.4
        -------------------
        Improvements..........................................................    Subsection 2.1.1
        ------------
        Independent Consideration.............................................         Section 3.2
        -------------------------
        Intangible Personal Property..........................................    Subsection 2.1.4
        ----------------------------
        Land..................................................................    Subsection 2.1.1
        ----
        Lease Files...........................................................    Subsection 4.2.1
        -----------
        Leases................................................................    Subsection 2.1.2
        ------
        Leasing Commission Agreements.........................................    Subsection 4.1.8
        -----------------------------
        Material Damage.......................................................    Subsection 6.2.1
        ---------------
        Operating Statements..................................................    Subsection 4.1.2
        --------------------
        Permitted Exceptions..................................................         Section 5.3
        --------------------
        Permitted Outside Parties.............................................         Section 4.8
        -------------------------
        Property..............................................................         Section 2.1
        --------
        Property Documents....................................................         Section 4.5
        ------------------
        Property Information..................................................         Section 4.1
        --------------------
        Real Property.........................................................    Subsection 2.1.1
        -------------
        Rent Roll.............................................................    Subsection 4.1.1
        ---------
        Reports...............................................................         Section 4.6
        -------
        Service Contracts.....................................................    Subsection 4.1.6
        -----------------
        Survey................................................................         Section 5.2
        ------
        Tangible Personal Property............................................    Subsection 2.1.3
        --------------------------
        Taxes.................................................................         Section 8.1
        -----
        Tenant Receivables....................................................    Subsection 8.1.3
        ------------------
        Title Commitment......................................................         Section 5.1
        ----------------
        Title Policy..........................................................         Section 5.4
        ------------
        Unbilled Tenant Receivables...........................................    Subsection 8.1.3(a)
        ---------------------------
        Uncollected Delinquent Tenant Receivables.............................    Subsection 8.1.3(a)
        -----------------------------------------

                             ARTICLE 2 - Property
                             --------------------

        2.1 Subject to the terms and conditions of this Agreement, Seller agrees to sell to Purchaser, and Purchaser agrees to purchase from Seller, the following property (collectively, the "Property"):
                                       --------

               2.1.1 Real Property. The land described in Exhibit A attached
                                                          ---------
hereto (the "Land"), together with (i) all improvements located thereon
             ----
("Improvements"), (ii) all and singular the rights, benefits, privileges,
  ------------
easements, tenements, hereditaments, and appurtenances thereon or in anywise appertaining thereto, and (iii) without warranty, all right, title, and interest of Seller, if any, in and to all strips and gores and any land lying in the bed of any street, road or alley, open or proposed, adjoining such Land (collectively, the "Real Property").
                    -------------

               2.1.2 Leases. All of Seller's right, title and interest, without warranty, in all leases of the Real Property, including leases which may be made by Seller after the Effective Date and prior to Closing as permitted by this Agreement (the "Leases"). Seller represents and warrants that the only Lease for
                ------
the Improvements in effect on the date of this Agreement is the Lease by and between Seller, as Landlord, and

Agreement of Purchase and Sale -- (1111 Durham Ave., S. Plainfield, NJ) - Page 4
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

Motorola, Inc., as Tenant dated December, 1999 and executed by Motorola, Inc. on January 10, 2000; hereinafter all references to the "Leases" or to a Lease shall
                                                     ------
be deemed references to such Lease with Motorola, Inc.

               2.1.3 Tangible Personal Property. All of Seller's right, title and interest, without warranty, in the equipment, machinery, furniture, furnishings, supplies and other tangible personal property, if any, owned by Seller and now or hereafter located in and used in connection with the operation, ownership or management of the Real Property, but specifically excluding any items of personal property owned by tenants at or on the Real Property and further excluding any items of personal property owned by third parties and leased to Seller (collectively, the "Tangible Personal Property").
                                                 --------------------------

               2.1.4 Intangible Personal Property. All of Seller's right, title and interest, if any, without warranty, in all intangible personal property related to the Real Property and the Improvements, including, without limitation: all trade names and trade marks associated with the Real Property and the Improvements, including Seller's rights and interests, if any, in the name of the Real Property; the plans and specifications and other architectural and engineering drawings for the Improvements, if any (to the extent assignable); warranties (to the extent assignable); contract rights related to the construction, operation, ownership or management of the Real Property, if any (but only to the extent assignable and Seller's obligations thereunder (to the extent the same relate to periods of time after the Closing) are expressly assumed by Purchaser pursuant to this Agreement); governmental permits, approvals and licenses, if any (to the extent assignable without cost to Seller); and telephone exchange numbers (to the extent assignable) (collectively the "Intangible Personal Property").
     ----------------------------

               2.1.5 Payment of Allowances under Lease. Seller agrees to remain responsible for funding of all of the allowances payable to Motorola, Inc. as tenant under the Lease as reflected in Section 4.C. of the Lease, to the extent
                                       -----------
the same have not been paid in full at or prior to the Closing. The provisions of this Section 2.1.5 shall survive the Closing.
        -------------

               2.1.6 Performance of Landlord's Work Under the Lease. Seller agrees to remain responsible for performance of the Landlord's Work, as such term is defined in Section 4 of the Lease, and to bear all costs incurred in
                   ---------
connection therewith. The provision of this Section 2.1.6 shall survive the
                                            -------------
Closing.

               2.1.7. Potential Adjustment For Reduction In Assumed Lease Obligations. The Purchase Price has been reduced from $34,150,000 to $33,735,656 predicated upon the Purchaser's assuming and performing the obligations set forth in Section 58.B. of the Lease, and the parties' agreement that the net present value of the aggregate amount of such obligation is $414,344 (such obligation being to reimburse the Tenant under the Lease in respect of certain rent payments required of it under its prior lease as therein described). The agreed upon net present value was determined by discounting the five monthly payments of $84,952 therein described at 10% per annum. If, and to the extent, the actual payments made by Purchaser in respect of such obligation are less than $84,952 per month or are for a period less than that specified in Section 58.B. of the Lease (being from November 1, 2000 to March 31, 2001), then Purchaser shall make a payment to Seller increasing the Purchase Price to the amount it would have been had the actual amount paid by it had been so discounted to its present value and deducted from $34,150,000. Not later than April 15, 2001, Purchaser shall provide to Seller a written statement certifying the amount it has paid in respect of the obligations assumed under Section 58.B. of the Lease, and if such amount is less than the aggregate obligation contemplated under such Section , Purchaser shall also concurrently remit to Seller the amount described in this Section 2.1.7. The provisions of this
Section 2.1.7. shall survive Closing.

Agreement of Purchase and Sale -- (1111 Durham Ave., S. Plainfield, NJ) - Page 5
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

                           ARTICLE 3 - Earnest Money
                           -------------------------

        3.1 Deposit and Investment of Earnest Money. Within three (3) business days after the Effective Date, Purchaser shall deposit the Initial Earnest Money with Escrow Agent. If upon the expiration of the Inspection Period, this Agreement is still in force and effect, Purchaser shall, no later than the last day of the Inspection Period, deposit the Additional Earnest Money, if any, as specified in Subsection 1.1.4 above, with Escrow Agent. Escrow
                               ----------------
Agent shall invest the Earnest Money in government insured interest-bearing accounts satisfactory to Seller and Purchaser, shall not commingle the Earnest Money with any funds of Escrow Agent or others, and shall promptly provide Purchaser and Seller with confirmation of the investments made. Such account shall have no penalty for early withdrawal, and Purchaser accepts all risks with regard to such account.

        3.2 Independent Consideration. Simultaneously with the delivery of the Initial Earnest Money to the Title Company by the Purchaser, Purchaser shall pay to Seller One Hundred and No/100 Dollars ($100.00) as independent consideration for Seller's performance under this Agreement ("Independent
                                                              -----------
Consideration"), which shall be retained by Seller in all instances, and shall
-------------
not be applied against the Purchase Price.

        3.3 Form; Failure to Deposit. The Earnest Money and Independent Consideration shall be in the form of a certified or cashier's check or the wire transfer to Escrow Agent of immediately available U.S. federal funds. If Purchaser fails to timely deposit any portion of the Earnest Money or the Independent Consideration within the time periods required, Seller may terminate this Agreement by written notice to Purchaser, in which event any Earnest Money that has previously been deposited by Purchaser with Escrow Agent shall be delivered to Seller and thereafter the parties hereto shall have no further rights or obligations hereunder, except for rights and obligations which, by their terms, survive the termination hereof.

        3.4 Disposition of Earnest Money. The Earnest Money shall be applied as a credit to the Purchase Price at Closing. However, if Purchaser elects to terminate this Agreement prior to the expiration of the Inspection Period pursuant to Section 4.5, Escrow Agent shall pay the entire Earnest Money to
            -----------
Purchaser one (1) business day following receipt of the Due Diligence Termination Notice from Purchaser (as long as the current investment can be liquidated and disbursed in one business day). No notice to Escrow Agent from Seller shall be required for the release of the Earnest Money to Purchaser by Escrow Agent if Purchaser terminates this Agreement pursuant to Section 4.5. In
                                                                -----------
the event of a termination of this Agreement by either Seller or Purchaser for any reason other than pursuant to Section 4.5, Escrow Agent is authorized to
                                  -----------
deliver the Earnest Money to the party hereto entitled to same pursuant to the terms hereof on or before the tenth (10th) business day following receipt by Escrow Agent and the non-terminating party of written notice of such termination from the terminating party, unless the other party hereto notifies Escrow Agent that it disputes the right of the other party to receive the Earnest Money. In such event, Escrow Agent may interplead the Earnest Money into a court of competent jurisdiction in the county in which the Earnest Money has been deposited. All attorneys' fees and costs and Escrow Agent's costs and expenses incurred in connection with such interpleader shall be assessed against the party that is not awarded the Earnest Money, or if the Earnest Money is distributed in part to both parties, then in the inverse proportion of such distribution.

Agreement of Purchase and Sale -- (1111 Durham Ave., S. Plainfield, NJ) - Page 6
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

                           ARTICLE 4 - Due Diligence
                           -------------------------

        4.1 Due Diligence Materials To Be Delivered. To the extent such items are in Seller's possession, Seller shall deliver to Purchaser the following (the "Property Information") on or before the Property Information Delivery Date:
 --------------------

               4.1.1  Rent Roll.  A current rent roll ("Rent Roll") for the
                                                        ---------
Property;


               4.1.2 Financial Information. Copy of operating statements and a summary of capital expenditures pertaining to the Property for the twelve (12) months preceding the Effective Date of this Agreement or such lesser period as Seller has owned the Property ("Operating Statements");
                                --------------------

              4.1.3 Environmental Reports. Copy of any environmental reports or site assessments related to the Property prepared for the benefit of Seller;


               4.1.4 Tax Statements. Copy of ad valorem tax statements relating to the Property for the current tax period;

               4.1.5 Title and Survey. Copy of Seller's most current title insurance information and survey of the Property ;

               4.1.6 Service Contracts. A list, together with copies, of service, supply, equipment rental, and other service contracts and license agreements related to the operation of the Property ("Service Contracts");
                                                      -------------------

               4.1.7  Personal Property.  A list of Tangible Personal Property;

               4.1.8 Leasing Commissions. A list of contingent leasing commissions with respect to the Leases of the Property ("Leasing Commission
                                                         ------------------
Agreements");
----------

               4.1.9 Zoning. Any information in Seller's possession that pertains to the zoning status of the Property or any restrictive covenants affecting the Property; and

               4.1.10 Environmental Reports. The environmental reports listed in Schedule 11.3 hereto.
   -------------

        4.2 Due Diligence Materials To Be Made Available. To the extent such items are in Seller's possession, Seller shall make available to Purchaser for Purchaser's review, at Seller's option at either the offices of Seller's Asset Manager or property manager or at the Property, the following items and information (the "Additional Property Information") on or before the Property
                  -------------------------------
Information Delivery Date, and Purchaser at its expense shall have the right to make copies of same:

               4.2.1 Lease Files. The lease files for all tenants, including the Leases, amendments, guaranties, any letter agreements and assignments which are then in effect ("Lease Files");
                     -----------

               4.2.2 Maintenance Records and Warranties. Maintenance work orders for the twelve (12) months preceding the Effective Date of this Agreement and warranties, if any, on roofs, air conditioning units, fixtures and equipment;

               4.2.3 Plans and Specifications. Building plans and specifications relating to the Property; and

Agreement of Purchase and Sale -- (1111 Durham Ave., S. Plainfield, NJ) - Page 7
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

          4.2.4 Licenses, Permits and Certificates of Occupancy. Licenses, permits and certificates of occupancy relating to the Property.

     4.3 Physical Due Diligence. Commencing on the Effective Date and continuing until the Closing, Purchaser shall have reasonable access to the Property at all reasonable times during normal business hours, upon appropriate notice to tenants as permitted or required under the Leases, for the purpose of conducting reasonably necessary tests, including surveys and architectural, engineering, geotechnical and environmental inspections and tests, provided that
(i) Purchaser must give Seller twenty-four (24) hours' prior telephone or written notice of any such inspection or test, and with respect to any intrusive inspection or test (e.g., core sampling) must obtain Seller's prior written consent (which consent may be given, withheld or conditioned in Seller's sole discretion), (ii) prior to performing any inspection or test, Purchaser must deliver a certificate of insurance to Seller evidencing that Purchaser and its contractors, agents and representatives have in place reasonable amounts of comprehensive general liability insurance and workers compensation insurance for its activities on the Property in terms and amounts reasonably satisfactory to Seller covering any accident arising in connection with the presence of Purchaser, its contractors, agents and representatives on the Property, which insurance shall name Seller and Asset Manager as additional insureds thereunder, and (iii) all such tests shall be conducted by Purchaser in compliance with Purchaser's responsibilities set forth in Section 4.12 below. Purchaser shall
                                          ------------
bear the cost of all such inspections or tests and shall be responsible for and act as the generator with respect to any wastes generated by those tests. Subject to the provisions of Section 4.8 hereof, Purchaser or Purchaser's
                             -----------
representatives may meet with any tenant; provided, however, Purchaser must contact Seller at least forty-eight (48) hours in advance by telephone or fax to inform Seller of Purchaser's intended meeting and to allow Seller the opportunity to attend such meeting if Seller desires. Subject to the provisions of Section 4.8 hereof, Purchaser or Purchaser's representatives may meet with
   -----------
any governmental authority for any good faith, reasonable purpose in connection with the transaction contemplated by this Agreement; provided, however, Purchaser must contact Seller at least forty-eight (48) hours in advance by telephone or fax to inform Seller of Purchaser's intended meeting and to allow Seller the opportunity to attend such meeting if Seller desires.

     4.4 Estoppel Certificates. Seller shall deliver to Purchaser, at the Closing, a tenant estoppel certificate from Motorola, Inc. in the form of Exhibit E attached hereto dated not sooner than twenty (20) days prior to the
---------
date of Closing. If Seller is unable to deliver such estoppel certificate, Purchaser's sole remedy therefor shall be to either (i) waive the requirement therefor and proceed to Closing as otherwise provided herein or (ii) terminate this Agreement and receive back the Earnest Money. Seller shall also use commercially reasonable efforts to have such tenant include in the estoppel certificate the other statements reflected on Exhibit E-1 hereto, but Seller's
                                              -----------
failure to obtain any or all of such statements shall not constitute a breach or default under this Agreement or entitle Purchaser to fail to close the transactions herein contemplated.

     4.5 Due Diligence/Termination Right. Purchaser shall have the right to (i) examine, inspect, and investigate the Property Information and the Additional Property Information (collectively, the "Property Documents") and the Property
                                         ------------------
and, in Purchaser's sole and absolute judgment and discretion, determine whether the Property is acceptable to Purchaser, (ii) obtain all necessary internal approvals, and (iii) satisfy all other contingencies of Purchaser. Notwithstanding anything to the contrary in this Agreement, Purchaser may terminate this Agreement for any reason or no reason by giving written notice of termination to Seller and Escrow Agent (the "Due Diligence Termination Notice")
                                             --------------------------------
on or before the last day of the Inspection Period. If Purchaser does not give a Due Diligence Termination Notice, this Agreement shall continue in full force and effect, Purchaser shall be deemed to have waived its right to terminate this Agreement pursuant to this Section 4.5, and Purchaser shall be deemed to have
                           -----------
acknowledged that it has received or had access to all Property Documents and conducted all inspections and tests of the Property that it considers important.

Agreement of Purchase and Sale - (1111 Durham Ave., S. Plainfield, NJ) - Page 8
----------------------------------------------------------------------

     4.6 Return of Documents and Reports. If this Agreement terminates for any reason other than Seller's default hereunder, Purchaser shall promptly return and/or deliver to Seller all Property Documents and copies thereof. Additionally, if this Agreement terminates for any reason other than Seller's default, then Purchaser must deliver to Seller copies of all third party reports, investigations and studies, other than economic analyses (collectively, the "Reports" and, individually, a "Report") prepared for Purchaser in
     -------                        ------
connection with its due diligence review of the Property. The Reports shall be delivered to Seller without any representation or warranty as to the completeness or accuracy of the Reports or any other matter relating thereto, and Seller shall have no right to rely on any Report without the written consent of the party preparing same. Purchaser's obligation to deliver the Property Documents and the Reports to Seller shall survive the termination of this Agreement.

     4.7 Service Contracts. On or prior to the last day of the Inspection Period, Purchaser will advise Seller in writing of which Service Contracts it will assume and for which Service Contracts Purchaser requests that Seller deliver written termination at or prior to Closing, provided Seller shall have no obligation to terminate, and Purchaser shall be obligated to assume, any Service Contracts which by their terms cannot be terminated without penalty or payment of a fee. Seller shall deliver at Closing notices of termination of all Service Contracts that are not so assumed. Purchaser must assume the obligations arising from and after the Closing Date under those Service Contracts (i) that Purchaser has agreed to assume, or that Purchaser is obligated to assume pursuant to this Section 4.7, and (ii) for which a termination notice is
                 -----------
delivered as of or prior to Closing but for which termination is not effective until after Closing.

     4.8 Proprietary Information; Confidentiality. Purchaser acknowledges that the Property Documents are proprietary and confidential and will be delivered to Purchaser solely to assist Purchaser in determining the feasibility of purchasing the Property. Purchaser shall not use the Property Documents for any purpose other than as set forth in the preceding sentence. Purchaser shall not disclose the contents to any person other than to those persons who are responsible for determining the feasibility of Purchaser's acquisition of the Property and who have agreed to preserve the confidentiality of such information as required hereby (collectively, "Permitted Outside Parties"). At any time and
                                   -------------------------
from time to time, within two (2) business days after Seller's request, Purchaser shall deliver to Seller a list of all parties to whom Purchaser has provided any Property Documents or any information taken from the Property Documents. Purchaser shall not divulge the contents of the Property Documents and other information except in strict accordance with the confidentiality standards set forth in this Section 4.8. In permitting Purchaser to review the
                            -----------
Property Documents or any other information, Seller has not waived any privilege or claim of confidentiality with respect thereto, and no third party benefits or relationships of any kind, either express or implied, have been offered, intended or created.

     4.9 No Representation or Warranty by Seller. Purchaser acknowledges that, except as expressly set forth in this Agreement, neither Seller nor Asset Manager has made nor makes any warranty or representation regarding the truth, accuracy or completeness of the Property Documents or the source(s) thereof. Purchaser further acknowledges that some if not all of the Property Documents were prepared by third parties other than Seller and Asset Manager. Except as expressly set forth in this Agreement, Seller and Asset Manager expressly disclaim any and all liability for representations or warranties, express or implied, statements of fact and other matters contained in such information, or for omissions from the Property Documents, or in any other written or oral communications transmitted or made available to Purchaser. Purchaser shall rely solely upon its own investigation with respect to the Property, including, without limitation, the Property's physical, environmental or economic condition, compliance or lack of compliance with any ordinance, order, permit or regulation or any other attribute or matter relating thereto. Seller and Asset Manager have not undertaken any independent investigation as to the truth, accuracy or completeness

Agreement of Purchase and Sale - (1111 Durham Ave., S. Plainfield, NJ) - Page 9
----------------------------------------------------------------------
of the Property Documents and are providing the Property Documents solely as an accommodation to Purchaser.

     4.10 Purchaser's Responsibilities. In conducting any inspections, investigations or tests of the Property and/or Property Documents, Purchaser and its agents and representatives shall: (i) not disturb the tenants or interfere with their use of the Property pursuant to their respective Leases; (ii) not interfere with the operation and maintenance of the Property; (iii) not damage any part of the Property or any personal property owned or held by any tenant or any third party; (iv) not injure or otherwise cause bodily harm to Seller, Asset Manager, or their respective agents, guests, invitees, contractors and employees or any tenants or their guests or invitees; (v) comply with all applicable laws;
(vi) promptly pay when due the costs of all tests, investigations, and examinations done with regard to the Property; (vii) not permit any liens to attach to the Real Property by reason of the exercise of its rights hereunder;
(viii) repair any damage to the Real Property resulting directly or indirectly from any such inspection or tests; and (ix) not reveal or disclose prior to Closing any information obtained during the Inspection Period concerning the Property and the Property Documents to anyone other than the Permitted Outside Parties, in accordance with the confidentiality standards set forth in Section
                                                                       -------
4.8 above, or except as may be otherwise required by law.
---

     4.11 Purchaser's Agreement to Indemnify. Purchaser indemnifies and holds Seller and Asset Manager harmless from and against any and all liens, claims, causes of action, damages, liabilities and expenses (including reasonable attorneys' fees) arising out of Purchaser's inspections or tests permitted under this Agreement or any violation of the provisions of Sections 4.3, 4.8 and 4.10;
                                                     --------------------------
provided, however, the indemnity shall not extend to protect Seller from any pre-existing liabilities for matters merely discovered by Purchaser (i.e., latent environmental contamination) so long as Purchaser's actions do not aggravate any pre-existing liability of Seller. Purchaser also indemnifies and holds any tenant harmless from and against any and all claims, causes of action, damages, liabilities and expenses which such tenant may suffer or incur due to Purchaser's breach of its obligation under Section 4.8 above to maintain the
                                           -----------
confidential nature of any Property Documents or other information relative to such tenant. Purchaser's obligations under this Section 4.11 shall survive the
                                                ------------
termination of this Agreement and shall survive the Closing.

     4.12 Environmental Studies; Seller's Right to Terminate. As additional consideration for the transaction contemplated in this Agreement, Purchaser must provide to Seller, immediately following the receipt of same by Purchaser, copies of any and all reports, tests or studies involving contamination of or other environmental concerns relating to the Property; provided, however, Purchaser shall have no obligation to cause any such tests or studies to be performed on the Property. Seller acknowledges that Purchaser has not made and does not make any warranty or representation regarding the truth or accuracy of any such studies or reports. Notwithstanding Section 4.11 above, Purchaser shall
                                             ------------
have no liability or culpability of any nature as a result of having provided such information to Seller or as a result of Seller's reliance thereon or arising out of the fact that Purchaser merely conducted such tests or studies, so long as Purchaser's actions do not aggravate any pre-existing liability of Seller. In the event that such reports, tests or studies indicate the existence or reasonable potential existence of any contamination of any portion of the Property that is not disclosed in the Property Documents and that is material (meaning that the reasonably estimated cost of remediation and/or other liability associated therewith, as determined by Seller's environmental consultants, exceeds $50,000.00), then Seller may terminate this Agreement by giving written notice to Purchaser within ten (10) business days after Purchaser has provided Seller with copies of such reports, tests or studies, whereupon the Earnest Money shall be returned to Purchaser, the parties shall have no further obligations hereunder except for obligations that expressly survive the termination hereof, and Seller shall pay to Purchaser an amount equal to the lesser of (A) Purchaser's actual out-of-pocket expenditures incurred directly in connection with negotiating this Agreement and/or conducting due diligence activities contemplated hereunder, or (B) Twenty-Five Thousand and No/100 Dollars ($25,000.00), provided, however, that Purchaser must make written demand of Seller for such reimbursement and provide Seller reasonable

Agreement of Purchase and Sale - (1111 Durham Ave., S. Plainfield, NJ) - Page 10
----------------------------------------------------------------------
supporting documentation of actual expenditures within thirty (30) days of the termination of this Agreement, and if Purchaser fails to provide such written demand and supporting documentation within such thirty (30) day period, then Purchaser shall be deemed to have forever waived its right to recover any amount from Seller.

                         ARTICLE 5 - Title and Survey
                         ----------------------------

     5.1 Title Commitment. Seller shall cause to be prepared and delivered to Purchaser on or before the Title Commitment Delivery Date: (i) a current commitment for title insurance or preliminary title report (the "Title
                                                                 -----
Commitment") issued by the Title Company, in the amount of the Purchase Price
----------
and on an ALTA 1992 Standard Form commitment, with Purchaser as the proposed insured, and (ii) copies of all documents of record referred to in the Title Commitment as exceptions to title to the Property. To the extent such endorsements are available in the State of New Jersey, Purchaser may request endorsements for extended coverage, access, survey and zoning, the cost of which endorsements shall be borne by Purchaser.

     5.2 New or Updated Survey. Purchaser may elect to obtain a new survey or revise, modify, or re-certify an existing survey ("Survey") as necessary in
                                                   ------
order for the Title Company to delete the survey exception from the Title Policy or to otherwise satisfy Purchaser's objectives.

     5.3 Title Review. During the Title and Survey Review Period, Purchaser shall review title to the Property as disclosed by the Title Commitment and the Survey. Seller shall have no obligation to cure title objections except financing liens of an ascertainable amount created by, under or through Seller, which liens Seller shall cause to be released at or prior to Closing (with Seller having the right to apply the Purchase Price or a portion thereof for such purpose), and Seller shall deliver the Property free and clear of any such financing liens. Seller further agrees to remove any exceptions or encumbrances to title which are voluntarily created by, under or through Seller after the Effective Date without Purchaser's consent (if requested, such consent shall not be unreasonably withheld or delayed). The term "Permitted Exceptions" shall
                                                --------------------
mean: the specific exceptions (excluding exceptions that are part of the promulgated title insurance form) in the Title Commitment that the Title Company has not agreed to remove from the Title Commitment as of the end of the Title and Survey Review Period and that Seller is not required to remove as provided above; matters created by, through or under Purchaser; items shown on the Survey which have not been removed as of the end of the Inspection Period; real estate taxes not yet due and payable; tenants under the Leases; and any licensees under any Service Contracts not terminated as of Closing.

     5.4 Delivery of Title Policy at Closing. In the event that the Title Company does not issue at Closing, or unconditionally commit at Closing to issue, to Purchaser, an owner's title policy in accordance with the Title Commitment, insuring Purchaser's title to the Property in the amount of the Purchase Price, subject only to the standard exceptions (to the extent not objected to by Purchaser during its title review as provided in Section 5.3) and
                                                                -----------
exclusions from coverage contained in such policy and the Permitted Exceptions (the "Title Policy"), Purchaser shall have the right to terminate this
      ------------
Agreement, in which case the Earnest Money shall be immediately returned to Purchaser and the parties hereto shall have no further rights or obligations, other than those that by their terms survive the termination of this Agreement.

Agreement of Purchase and Sale - (1111 Durham Ave., S. Plainfield, NJ) - Page 11
----------------------------------------------------------------------

                    ARTICLE 6 - Operations and Risk of Loss
                    ---------------------------------------

     6.1  Ongoing Operations.  From the Effective Date through Closing:

          6.1.1 Leases and Service Contracts. Seller will perform its material obligations under the Leases and Service Contracts.

          6.1.2  New Contracts. Except as provided in Subsection 6.1.4, Seller
                                                      ----------------
will not enter into any contract that will be an obligation affecting the Property subsequent to the Closing, except contracts entered into in the ordinary course of business that are terminable without cause and without the payment of any termination penalty on not more than thirty (30) days' prior notice.

          6.1.3 Maintenance of Improvements; Removal of Personal Property. Subject to Sections 6.2 and 6.3, Seller shall maintain all Improvements
           --------------------
substantially in their present condition (ordinary wear and tear and casualty excepted) and in a manner consistent with Seller's maintenance of the Improvements during Seller's period of ownership. Seller will not remove any Tangible Personal Property except as may be required for necessary repair or replacement, and replacement shall be of approximately equal quality and quantity as the removed item of Tangible Personal Property.

          6.1.4 Leasing. Seller will not amend or terminate any existing Lease or enter into any new Lease without providing Purchaser (i) all relevant supporting documentation, as reasonably determined by Seller, including, without limitation, tenant financial information to the extent in Seller's possession, and (ii) as to any such amendment or termination of a Lease or new Lease which is to be executed after the expiration of the Inspection Period, Seller's request for Purchaser's approval. If Purchaser's consent is requested by Seller as to any amendment or termination of a Lease or new Lease, Purchaser agrees to give Seller written notice of approval or disapproval of a proposed amendment or termination of a Lease or new Lease within three (3) business days after Purchaser's receipt of the items in (i) and (ii) of this Subsection 6.1.4. If
                                                         ----------------
Purchaser does not respond to Seller's request within such time period, then Purchaser will be deemed to have approved such amendment, termination or new Lease. Purchaser's approval rights and obligations will vary depending on whether the request for approval from Seller is delivered to Purchaser before or after the expiration of the Inspection Period, as follows:

                 (a) With respect to a request for approval delivered by Seller to Purchaser before the expiration of the Inspection Period, Purchaser's consent shall not be required. Moreover, whether or not Purchaser consents to an amendment or termination of a Lease or the entering into of a new Lease, Seller may amend or terminate a Lease or enter into a new Lease at anytime prior to the expiration of the Inspection Period; however, if Purchaser does not consent to same or is not deemed to have approved same, and if Seller elects to amend or terminate a Lease or enter into a new Lease notwithstanding Purchaser's failure to approve same, then Purchaser may, at the time Seller notifies Purchaser of the execution of said amendment, termination or new Lease, elect to terminate this Agreement and receive a return of the Earnest Money; provided that if Purchaser does not elect to terminate within five (5) days after said notification from Seller, then Purchaser shall have waived its right to terminate pursuant to this Subsection 6.1.4.
          ----------------

                 (b) With respect to a request for approval delivered by Seller to Purchaser after the expiration of the Inspection Period, Purchaser may withhold its consent at its sole discretion, and Seller may not amend or terminate a Lease or enter into a new Lease without Purchaser's written consent.

Agreement of Purchase and Sale - (1111 Durham Ave., S. Plainfield, NJ) - Page 12
----------------------------------------------------------------------

     6.2 Damage. If prior to Closing the Property is damaged by fire or other casualty, Seller shall estimate the cost to repair and the time required to complete repairs and will provide Purchaser written notice of Seller's estimation (the "Casualty Notice") as soon as reasonably possible after the
                 ---------------
occurrence of the casualty.

          6.2.1 Material. In the event of any Material Damage to or destruction of the Property or any portion thereof prior to Closing, either Seller or Purchaser may, at its option, terminate this Agreement by delivering written notice to the other on or before the expiration of thirty (30) days after the date Seller delivers the Casualty Notice to Purchaser (and if necessary, the Closing Date shall be extended to give the parties the full thirty-day period to make such election and to obtain insurance settlement agreements with Seller's insurers). Upon any such termination, the Earnest Money shall be returned to Purchaser and the parties hereto shall have no further rights or obligations hereunder, other than those that by their terms survive the termination of this Agreement. If neither Seller nor Purchaser so terminates this Agreement within said thirty (30) day period, then the parties shall proceed under this Agreement and close on schedule (subject to extension of Closing as provided above), and as of Closing Seller shall assign to Purchaser, without representation or warranty by or recourse against Seller, all of Seller's rights in and to any resulting insurance proceeds (including any rent loss insurance applicable to any period on and after the Closing Date) due Seller as a result of such damage or destruction and Purchaser shall assume full responsibility for all needed repairs, and Purchaser shall receive a credit at Closing for any deductible amount under such insurance policies (but the amount of the deductible plus insurance proceeds shall not exceed the lesser of (A) the cost of repair or (B) the Purchase Price and a pro rata share of the rental or business loss proceeds, if any). For the purposes of this Agreement, "Material Damage" and "Materially
                                              ---------------       ----------
Damaged" means damage which, in Seller's reasonable estimation, exceeds
-------
$100,000.00 to repair or which, in Seller's reasonable estimation, will take longer than ninety (90) days to repair.

          6.2.2 Not Material. If the Property is not Materially Damaged, then neither Purchaser nor Seller shall have the right to terminate this Agreement, and Seller shall, at its option, either (i) repair the damage before the Closing in a manner reasonably satisfactory to Purchaser, or (ii) credit Purchaser at Closing for the reasonable cost to complete the repair (in which case Seller shall retain all insurance proceeds and Purchaser shall assume full responsibility for all needed repairs).

     6.3 Condemnation. If proceedings in eminent domain are instituted with respect to the Property or any portion thereof, Purchaser may, at its option, by written notice to Seller given within ten (10) days after Seller notifies Purchaser of such proceedings (and if necessary the Closing Date shall be automatically extended to give Purchaser the full ten-day period to make such election), either: (i) terminate this Agreement, in which case the Earnest Money shall be immediately returned to Purchaser and the parties hereto shall have no further rights or obligations, other than those that by their terms survive the termination of this Agreement, or (ii) proceed under this Agreement, in which event Seller shall, at the Closing, assign to Purchaser its entire right, title and interest in and to any condemnation award, and Purchaser shall have the sole right after the Closing to negotiate and otherwise deal with the condemning authority in respect of such matter. If Purchaser does not give Seller written notice of its election within the time required above, then Purchaser shall be deemed to have elected option (ii) above.

                              ARTICLE 7 - Closing
                              -------------------

     7.1 Closing. The consummation of the transaction contemplated herein ("Closing") shall occur on the Closing Date at the offices of Escrow Agent (or such other location as may be mutually agreed upon by Seller and Purchaser). Funds shall be deposited into and held by Escrow Agent in a closing escrow account with a bank satisfactory to Purchaser and Seller. Upon satisfaction or completion of all closing

Agreement of Purchase and Sale - (1111 Durham Ave., S. Plainfield, NJ) - Page 13
----------------------------------------------------------------------
conditions and deliveries, the parties shall direct Escrow Agent to immediately record and deliver the closing documents to the appropriate parties and make disbursements according to the closing statements executed by Seller and Purchaser.

     7.2 Conditions to Parties' Obligation to Close. In addition to all other conditions set forth herein, the obligation of Seller, on the one hand, and Purchaser, on the other hand, to consummate the transactions contemplated hereunder are conditioned upon the following:

          7.2.1 Representations and Warranties. The other party's representations and warranties contained herein shall be true and correct in all material respects as of the date of this Agreement and the Closing Date;

          7.2.2 Deliveries. As of the Closing Date, the other party shall have tendered all deliveries to be made at Closing; and

          7.2.3 Actions, Suits, etc. There shall exist no pending or threatened actions, suits, arbitrations, claims, attachments, proceedings, assignments for the benefit of creditors, insolvency, bankruptcy, reorganization or other proceedings, against the other party that would materially and adversely affect the operation or value of the Property or the other party's ability to perform its obligations under this Agreement.

     So long as a party is not in default hereunder, if any condition to such party's obligation to proceed with the Closing hereunder has not been satisfied as of the Closing Date (or such earlier date as is provided herein), such party may, in its sole discretion, terminate this Agreement by delivering written notice to the other party on or before the Closing Date (or such earlier date as is provided herein), or elect to close (or to permit any such earlier termination deadline to pass) notwithstanding the non-satisfaction of such condition, in which event such party shall be deemed to have waived any such condition. In the event such party elects to close (or to permit any such earlier termination deadline to pass), notwithstanding the non-satisfaction of such condition, said party shall be deemed to have waived said condition, and there shall be no liability on the part of any other party hereto for breaches of representations and warranties of which the party electing to close had knowledge at the Closing.

     7.3 Seller's Deliveries in Escrow. As of or prior to the Closing Date, Seller shall deliver in escrow to Escrow Agent the following:

          7.3.1 Deed. A special warranty or other limited warranty deed (as Seller's local counsel or Title Company shall advise, warranting title only against any party claiming by, through or under Seller) in form acceptable for recordation under the law of the state where the Property is located and including a list of Permitted Exceptions to which the conveyance shall be subject, executed and acknowledged by Seller, conveying to Purchaser Seller's interest in the Real Property (the "Deed");
                                    ----

          7.3.2 Bill of Sale, Assignment and Assumption. A Bill of Sale, Assignment and Assumption of Leases and Contracts in the form of Exhibit B
                                                                 ---------
attached hereto (the "Assignment"), executed and acknowledged by Seller, vesting
                      ----------
in Purchaser, without warranty, Seller's right, title and interest in and to the property described therein free of any claims, except for the Permitted Exceptions to the extent applicable;

          7.3.3 Conveyancing or Transfer Tax Forms or Returns. Such conveyancing or transfer tax forms or returns, if any, as are required to be delivered or signed by Seller by applicable state and local law in connection with the conveyance of the Real Property;

Agreement of Purchase and Sale - (1111 Durham Ave., S. Plainfield, NJ) - Page 14
----------------------------------------------------------------------

          7.3.4 FIRPTA. A Foreign Investment in Real Property Tax Act affidavit executed by Seller;

          7.3.5 Authority. Evidence of the existence, organization and authority of Seller and of the authority of the persons executing documents on behalf of Seller reasonably satisfactory to the underwriter for the Title Policy; and

          7.3.6 Additional Documents. Any additional documents that Escrow Agent or the Title Company may reasonably require for the proper consummation of the transaction contemplated by this Agreement (provided, however, no such additional document shall expand any obligation, covenant, representation or warranty of Seller or result in any new or additional obligation, covenant, representation or warranty of Seller under this Agreement beyond those expressly set forth in this Agreement).

     7.4 Purchaser's Deliveries in Escrow. As of or prior to the Closing Date, Purchaser shall deliver in escrow to Escrow Agent the following:

          7.4.1 Bill of Sale, Assignment and Assumption. The Assignment, executed and acknowledged by Purchaser;

          7.4.2  ERISA Letter. A letter to Seller in the form of Exhibit C
                                                                 ---------
attached hereto duly executed by Purchaser, confirming that Purchaser is not acquiring the Property with the assets of an employee benefit plan as defined in
Section 3(3) of the Employee Retirement Income Security Act of 1974 ("ERISA")
-----------                                                           -----
and, in the event Purchaser is unable or unwilling to make such a representation, Purchaser shall be deemed to be in default hereunder, and Seller shall have the right to terminate this Agreement and to receive and retain the Earnest Money;

          7.4.3 Conveyancing or Transfer Tax Forms or Returns. Such conveyancing or transfer tax forms or returns, if any, as are required to be delivered or signed by Purchaser by applicable state and local law in connection with the conveyance of Real Property; and

          7.4.4 Additional Documents. Any additional documents that Seller, Escrow Agent or the Title Company may reasonably require for the proper consummation of the transaction contemplated by this Agreement (provided, however, no such additional document shall expand any obligation, covenant, representation or warranty of Purchaser or result in any new or additional obligation, covenant, representation or warranty of Purchaser under this Agreement beyond those expressly set forth in this Agreement).

     7.5 Closing Statements. As of or prior to the Closing Date, Seller and Purchaser shall deposit with Escrow Agent executed closing statements consistent with this Agreement in the form required by Escrow Agent.

     7.6 Purchase Price. At or before 1:00 p.m. local time on the Closing Date, Purchaser shall deliver to Escrow Agent the Purchase Price, less the Earnest Money that is applied to the Purchase Price, plus or minus applicable prorations, in immediate, same-day U.S. federal funds wired for credit into Escrow Agent's escrow account, which funds must be delivered in a manner to permit Escrow Agent to deliver good funds to Seller or its designee on the Closing Date (and, if requested by Seller, by wire transfer); in the event that Escrow Agent is unable to deliver good funds to Seller or its designee on the Closing Date, then the closing statements and related prorations will be revised as necessary.

Agreement of Purchase and Sale - (1111 Durham Ave., S. Plainfield, NJ) - Page 15
----------------------------------------------------------------------

     7.7 Possession. Seller shall deliver possession of the Property to Purchaser at the Closing subject only to the Permitted Exceptions.

     7.8 Delivery of Books and Records. After the Closing, Seller shall deliver to the offices of Purchaser's property manager or to the Real Property to the extent in Seller's or its property manager's possession or control: Lease Files; maintenance records and warranties; plans and specifications; licenses, permits and certificates of occupancy; copies or originals of all books and records of account, contracts, and copies of correspondence with tenants and suppliers; receipts for deposits, unpaid bills and other papers or documents which pertain to the Property; all advertising materials; booklets; keys; and other items, if any, used in the operation of the Property.

     7.9 Notice to Tenants. Seller and Purchaser shall each execute, and Purchaser shall deliver to each tenant immediately after the Closing, a notice regarding the sale in substantially the form of Exhibit D attached hereto, or
                                                ---------
such other form as may be required by applicable state law. This obligation on the part of Purchaser shall survive the Closing.

                 ARTICLE 8 - Prorations, Deposits, Commissions
                 ---------------------------------------------

     8.1 Prorations. At Closing, the following items shall be prorated as of the date of Closing with all items of income and expense for the Property being borne by Purchaser from and after (but including) the date of Closing: Tenant Receivables (defined below) and other income and rents that have been collected by Seller as of Closing; fees and assessments; prepaid expenses and obligations under Service Contracts; accrued operating expenses; real and personal ad valorem taxes ("Taxes"); and any assessments by private covenant for the then-
                -----
current calendar year of Closing. Specifically, the following shall apply to such prorations and to post-Closing collections of Tenant Receivables:

          8.1.1 Taxes. If Taxes for the year of Closing are not known or cannot be reasonably estimated, Taxes shall be prorated based on Taxes for the year prior to Closing. Any additional Taxes relating to the year of Closing shall be prorated between the parties as of the date of the Closing within thirty (30) days following receipt of an invoice for the same. The provisions of this
Section 8.1.1 shall survive Closing.
-------------

          8.1.2 Utilities. Purchaser shall take all steps necessary to effectuate the transfer of all utilities to its name as of the Closing Date, and where necessary, post deposits with the utility companies. Seller shall ensure that all utility meters are read as of the Closing Date. Seller shall be entitled to recover any and all deposits held by any utility company as of the Closing Date.

          8.1.3 Tenant Receivables. Rents due from tenants under Leases and operating expenses and/or taxes payable by tenants under Leases (collectively, "Tenant Receivables") and not collected by Seller as of Closing shall not be
 ------------------
prorated between Seller and Purchaser at Closing but shall be apportioned on the basis of the period for which the same is payable and if, as and when collected, as follows:

                 (a) Purchaser shall apply rent and other income received from tenants under Leases after Closing in the following order of priority: (i) first, to payment of the current Tenant Receivables then due for the month
     -----
     in which the Closing Date occurs, which amount shall be apportioned between Purchaser and Seller as of the Closing Date as set forth in Section 8.1
                                                                 -----------
     hereof (with Seller's portion thereof to be delivered to Seller); (ii) second, to Tenant Receivables first coming due after Closing and applicable
     ------
     to the period of time after Closing, which amount shall be retained by
                           -----
     Purchaser; (iii) third, to payment of Tenant Receivables first coming due
                      -----
     after Closing

Agreement of Purchase and Sale - (1111 Durham Ave., S. Plainfield, NJ) - Page 16
----------------------------------------------------------------------
     but applicable to the period of time before Closing, including, without
                                          ------
     limitation, the Tenant Receivables described in Subsection 8.1.3(b) below
                                                     -------------------
     (collectively, "Unbilled Tenant Receivables"), which amount shall be
                     ---------------------------
     delivered to Seller; and (iv) thereafter, to delinquent Tenant Receivables which were due and payable as of Closing but not collected by Seller as of Closing (collectively, "Uncollected Delinquent Tenant Receivables"), which
                             -----------------------------------------
     amount shall be delivered to Seller. Notwithstanding the foregoing, Seller shall have the right to pursue the collection of Uncollected Delinquent Tenant Receivables for a period of one (1) year after Closing without prejudice to Seller's rights or Purchaser's obligations hereunder, provided, however, Seller shall have no right to cause any such tenant to be evicted or to exercise any other "landlord" remedy (as set forth in such tenant's Lease) against such tenant other than to sue for collection. Any sums received by Purchaser to which Seller is entitled shall be held in trust for Seller on account of such past due rents payable to Seller, and Purchaser shall remit to Seller any such sums received by Purchaser to which Seller is entitled within ten (10) business days after receipt thereof less reasonable, actual costs and expenses of collection, including reasonable attorneys' fees, court costs and disbursements, if any. Seller expressly agrees that if Seller receives any amounts after the Closing Date which are attributable, in whole or in part, to any period after the Closing Date, Seller shall remit to Purchaser that portion of the monies so received by Seller to which Purchaser is entitled within ten (10) business days after receipt thereof. With respect to Unbilled Tenant Receivables, Purchaser covenants and agrees to (A) bill the same when billable and (B) cooperate with Seller to determine the correct amount of operating expenses and/or taxes due. The provisions of this Subsection 8.1.3(a) shall survive
                                              -------------------
     the Closing.

                 (b) Without limiting the generality of the requirements of Subsection 8.1.3(a)(ii) above, if the final reconciliation or determination
     -----------------------
     of operating expenses and/or taxes due under the Leases shows that a net amount is owed by Seller to Purchaser, said amount shall be paid by Seller to Purchaser within ten (10) business days of such final determination under the Leases. If the final determination of operating expenses and/or taxes due under the Leases shows that a net amount is owed by Purchaser to Seller, Purchaser shall, within ten (10) business days of such final determination, remit said amount to Seller. Purchaser agrees to receive and hold any monies received on account of such past due expenses and/or taxes in trust for Seller and to pay same promptly to Seller as aforesaid. The provisions of this Subsection 8.1.3(b) shall survive the Closing.
                        -------------------

     8.2 Leasing Costs. Seller agrees to pay or discharge at or prior to Closing all leasing commissions under the Leasing Commission Agreements, costs for tenant improvements, legal fees and other costs and expenses (collectively, "Leasing Costs") that are due prior to Closing with respect to Leases in force
 -------------
as of or prior to the Effective Date; provided, however, that Seller shall have no obligation to pay, and Purchaser shall assume the obligation to pay, all leasing commissions payable with respect to any option to renew or option to expand that has not been exercised prior to the Effective Date, which obligation shall survive the Closing. As of Closing, Purchaser shall assume Seller's obligations for Leasing Costs incurred with respect to Leases and Lease renewals and extensions executed subsequent to the Effective Date.

     8.3 Closing Costs. Closing costs shall be allocated between Seller and Purchaser in accordance with Section 1.2.
                             -----------

     8.4 Final Adjustment After Closing. If final bills are not available or cannot be issued prior to Closing for any item being prorated under Section 8.1,
                                                                    -----------
then Purchaser and Seller agree to allocate such items on a fair and equitable basis as soon as such bills are available, final adjustment to be made as soon as reasonably possible after the Closing. Payments in connection with the final adjustment shall be due within thirty (30) days of written notice. All such rights and obligations shall survive the Closing.

Agreement of Purchase and Sale - (1111 Durham Ave., S. Plainfield, NJ) - Page 17
----------------------------------------------------------------------

     8.5 Tenant Deposits. All tenant security deposits collected and not applied by Seller (and interest thereon if required by law or contract) shall be transferred or credited to Purchaser at Closing. As of the Closing, Purchaser shall assume Seller's obligations related to tenant security deposits, but only to the extent they are credited or transferred to Purchaser.

     8.6 Commissions. Seller shall be responsible to Broker for a real estate sales commission at Closing (but only in the event of a Closing in strict accordance with this Agreement) in accordance with a separate agreement between Seller and Broker. Broker may share its commission with any other licensed broker involved in this transaction, but the payment of the commission by Seller to Broker shall fully satisfy any obligations of Seller to pay a commission hereunder. Under no circumstances shall Seller owe a commission or other compensation directly to any other broker, agent or person. Any cooperating broker shall not be an affiliate, subsidiary or related in any way to Purchaser. Other than as stated above in this Section 8.6, Seller and Purchaser each
                                   -----------
represent and warrant to the other that no real estate brokerage commission is payable to any person or entity in connection with the transaction contemplated hereby, and each agrees to and does hereby indemnify and hold the other harmless against the payment of any commission to any other person or entity claiming by, through or under Seller or Purchaser, as applicable. This indemnification shall extend to any and all claims, liabilities, costs and expenses (including reasonable attorneys' fees and litigation costs) arising as a result of such claims and shall survive the Closing.

                  ARTICLE 9 - Representations and Warranties
                  ------------------------------------------

     9.1 Seller's Representations and Warranties. Seller represents and warrants to Purchaser that:

          9.1.1 Organization and Authority. Seller has been duly organized, is validly existing, and is in good standing in the state in which it was formed. Seller has the full right and authority and has obtained any and all consents required to enter into this Agreement and to consummate or cause to be consummated the transactions contemplated hereby. This Agreement has been, and all of the documents to be delivered by Seller at the Closing will be, authorized and executed and constitute, or will constitute, as appropriate, the valid and binding obligation of Seller, enforceable in accordance with their terms.

          9.1.2 Conflicts and Pending Actions. There is no agreement to which Seller is a party or, to Seller's knowledge, that is binding on Seller which is in conflict with this Agreement. To Seller's knowledge, there is no action or proceeding pending or threatened against Seller or relating to the Property, which challenges or impairs Seller's ability to execute or perform its obligations under this Agreement.

          9.1.3  Tenant/Leases. As of the Effective Date, Exhibit F lists all
                                                          ---------
tenants of the Property and the Lease Files include leases and amendments.

          9.1.4 Service Contracts. To Seller's knowledge, the list of Service Contracts to be delivered to Purchaser pursuant to this Agreement will be correct and complete as of the date of its delivery.

          9.1.5 Notices from Governmental Authorities. To Seller's knowledge, Seller has not received from any governmental authority written notice of any material violation of any laws applicable (or alleged to be applicable) to the Real Property, or any part thereof, that has not been corrected, except as may be reflected by the Property Documents or otherwise disclosed in writing to Purchaser.

Agreement of Purchase and Sale - (1111 Durham Ave., S. Plainfield, NJ) - Page 18
----------------------------------------------------------------------

               9.1.6 Environmental Matters. Seller has no knowledge of any Hazardous Materials on the Property, except as disclosed in the environmental reports made available for Purchaser's review pursuant to Section 4.1.3, and listed in Schedule 11.3 hereto.

        9.2 Purchaser's Representations and Warranties. Purchaser represents and warrants to Seller that:

               9.2.1 Organization and Authority. Purchaser has been duly organized and is validly existing as a corporation in good standing in the State of Georgia and is qualified to do business in the state in which the Real Property is located. Purchaser has the full right and authority and has obtained any and all consents required to enter into this Agreement and to consummate or cause to be consummated the transactions contemplated hereby. This Agreement has been, and all of the documents to be delivered by Purchaser at the Closing will be, authorized and properly executed and constitute, or will constitute, as appropriate, the valid and binding obligation of Purchaser, enforceable in accordance with their terms.

               9.2.2 Conflicts and Pending Action. There is no agreement to which Purchaser is a party or to Purchaser's knowledge binding on Purchaser which is in conflict with this Agreement. There is no action or proceeding pending or, to Purchaser's knowledge, threatened against Purchaser which challenges or impairs Purchaser's ability to execute or perform its obligations under this Agreement.

        9.3 Survival of Representations and Warranties. The representations and warranties set forth in this Article 9 are made as of the date of this
                                 ---------
Agreement and are remade as of the Closing Date and shall not be deemed to be merged into or waived by the instruments of Closing, but shall survive the Closing for a period of twelve (12) months (the "Survival Period"). Terms such
                                                 ---------------
as "to Seller's knowledge," "to the best of Seller's knowledge" or like phrases mean the actual present and conscious awareness or knowledge of Stephen Abelman, asset manager of the Property and David Bell, Senior Project Manager ("Asset
                                                                       -----
Manager's Employees"), without any duty of inquiry or investigation; provided
-------------------
that so qualifying Seller's knowledge shall in no event give rise to any personal liability on the part of Asset Manager's Employees or any other officer or employee of Seller or its Asset Manager, on account of any breach of any representation or warranty made by Seller herein. Said terms do not include constructive knowledge, imputed knowledge, or knowledge Seller or such persons do not have but could have obtained through further investigation or inquiry. No broker, agent, or party other than Seller is authorized to make any representation or warranty for or on behalf of Seller. Each party shall have the right to bring an action against the other on the breach of a representation or warranty hereunder, but only on the following conditions: (i) the party bringing the action for breach first learns of the breach after Closing and files such action within the Survival Period, and (ii) neither party shall have the right to bring a cause of action for a breach of a representation or warranty unless the damage to such party on account of such breach (individually or when combined with damages from other breaches) equals or exceeds $10,000. Neither party shall have any liability after Closing for the breach of a representation or warranty hereunder of which the other party hereto had knowledge as of Closing. Furthermore, Purchaser agrees that the maximum liability of Seller for the alleged breach of any or all representations or warranties set forth in this Agreement is limited to $500,000. The provisions of this Section 9.3 shall
                                                         -----------
survive the Closing. Any breach of a representation or warranty that occurs prior to Closing shall be governed by Article 10.
                                      ----------

                       ARTICLE 10 - Default and Remedies
                       ---------------------------------

        10.1 Seller's Remedies. If Purchaser fails to perform its obligations pursuant to this Agreement at or prior to Closing for any reason except failure by Seller to perform hereunder, or if prior to Closing any one or more of Purchaser's representations or warranties are breached in any material respect and remain


Agreement of Purchase and Sale - (1111 Durham Ave., S. Plainfield, NJ) - Page 19
----------------------------------------------------------------------
uncured, Seller shall be entitled, as its sole remedy (except as provided in Sections 4.11, 8.6, 10.3 and 10.4 hereof), to terminate this Agreement and
---------------------------------
recover the Earnest Money as liquidated damages and not as penalty, in full satisfaction of claims against Purchaser hereunder. Seller and Purchaser agree that Seller's damages resulting from Purchaser's default are difficult, if not impossible, to determine and the Earnest Money is a fair estimate of those damages which has been agreed to in an effort to cause the amount of such damages to be certain. Notwithstanding anything in this Section 10.1 or in
                                                        ------------
Exhibit G to the contrary, in the event of Purchaser's default or a termination
---------
of this Agreement, Seller shall have all remedies available at law or in equity in the event Purchaser or any party related to or affiliated with Purchaser is asserting any claims or right to the Property that would otherwise delay or prevent Seller from having clear, indefeasible and marketable title to the Property, and in said event Seller shall not be required to submit such matter to arbitration as contemplated by Exhibit G. In all other events Seller's
                                  ---------
remedies shall be limited to those described in this Section 10.1 and Sections
                                                     ------------     --------
4.11, 8.6, 10.3 and 10.4 hereof. If Closing is consummated, Seller shall have
------------------------
all remedies available at law or in equity in the event Purchaser fails to perform any obligation of Purchaser under this Agreement.

        10.2 Purchaser's Remedies. If Seller fails to perform its obligations pursuant to this Agreement for any reason except failure by Purchaser to perform hereunder, or if prior to Closing any one or more of Seller's representations or warranties are breached in any material respect, Purchaser shall elect, as its sole remedy, either to (i) terminate this Agreement by giving Seller timely written notice of such election prior to or at Closing and recover the Earnest Money, (ii) enforce specific performance, or (iii) waive said failure or breach and proceed to Closing. Notwithstanding anything herein to the contrary, Purchaser shall be deemed to have elected to terminate this Agreement if Purchaser fails to deliver to Seller written notice of its intent to file a claim or assert a cause of action for specific performance against Seller on or before ten (10) business days following the scheduled Closing Date or, having given such notice, fails to file a lawsuit asserting such claim or cause of action in the county in which the Property is located within two (2) months following the scheduled Closing Date. Purchaser's remedies shall be limited to those described in this Section 10.2 and Sections 10.3 and 10.4 hereof. If,
                        ------------     ----------------------
however, the equitable remedy of specific performance is not available, Purchaser may seek any other right or remedy available at law or in equity; provided, however, that in no event shall Seller's liability exceed the lesser of (i) $50,000.00 or (ii) the actual reasonable out-of-pocket expenses incurred by Purchaser and paid (A) to Purchaser's attorneys in connection with the negotiation of this Agreement and (B) to unrelated and unaffiliated third party consultants in connection with the performance of examinations, inspections and/or investigations pursuant to Article 4. For purposes of this provision,
                                  ---------
specific performance shall be considered not available to Purchaser only if a court of competent jurisdiction (or an arbitrator, as per Exhibit G) determines
                                                          ---------
conclusively that Purchaser is entitled to specific performance on the merits of its claim but said court or arbitrator is unable to enforce specific performance due to reasons beyond the control of the court or arbitrator. IN NO EVENT SHALL SELLER'S DIRECT OR INDIRECT PARTNERS, SHAREHOLDERS, OWNERS OR AFFILIATES, ANY OFFICER, DIRECTOR, EMPLOYEE OR AGENT OF THE FOREGOING, OR ANY AFFILIATE OR CONTROLLING PERSON THEREOF HAVE ANY LIABILITY FOR ANY CLAIM, CAUSE OF ACTION OR OTHER LIABILITY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE PROPERTY, WHETHER BASED ON CONTRACT, COMMON LAW, STATUTE, EQUITY OR OTHERWISE.

        10.3 Attorneys' Fees. In the event either party hereto employs an attorney in connection with claims by one party against the other arising from the operation of this Agreement, the non-prevailing party shall pay the prevailing party all reasonable fees and expenses, including attorneys' fees, incurred in connection with such transaction.

        10.4 Other Expenses. If this Agreement is terminated due to the default of a party, then the defaulting party shall pay any fees or charges due to Escrow Agent for holding the Earnest Money as well


Agreement of Purchase and Sale - (1111 Durham Ave., S. Plainfield, NJ) - Page 20
----------------------------------------------------------------------
as any escrow cancellation fees or charges and any fees or charges due to the Title Company for preparation and/or cancellation of the Title Commitment.


                ARTICLE 11 - Disclaimers, Release and Indemnity
                -----------------------------------------------

        11.1 Disclaimers By Seller. Except as expressly set forth in this Agreement, it is understood and agreed that Seller and Asset Manager have not at any time made and are not now making, and they specifically disclaim, any warranties or representations of any kind or character, express or implied, with respect to the Property, including, but not limited to, warranties or representations as to (i) matters of title, (ii) environmental matters relating to the Property or any portion thereof, including, without limitation, the presence of Hazardous Materials in, on, under or in the vicinity of the Property, (iii) geological conditions, including, without limitation, subsidence, subsurface conditions, water table, underground water reservoirs, limitations regarding the withdrawal of water, and geologic faults and the resulting damage of past and/or future faulting, (iv) whether, and to the extent to which the Property or any portion thereof is affected by any stream (surface or underground), body of water, wetlands, flood prone area, flood plain, floodway or special flood hazard, (v) drainage, (vi) soil conditions, including the existence of instability, past soil repairs, soil additions or conditions of soil fill, or susceptibility to landslides, or the sufficiency of any undershoring, (vii) the presence of endangered species or any environmentally sensitive or protected areas, (viii) zoning or building entitlements to which the Property or any portion thereof may be subject, (ix) the availability of any utilities to the Property or any portion thereof including, without limitation, water, sewage, gas and electric, (x) usages of adjoining property, (xi) access to the Property or any portion thereof, (xii) the value, compliance with the plans and specifications, size, location, age, use, design, quality, description, suitability, structural integrity, operation, title to, or physical or financial condition of the Property or any portion thereof, or any income, expenses, charges, liens, encumbrances, rights or claims on or affecting or pertaining to the Property or any part thereof, (xiii) the condition or use of the Property or compliance of the Property with any or all past, present or future federal, state or local ordinances, rules, regulations or laws, building, fire or zoning ordinances, codes or other similar laws, (xiv) the existence or non-existence of underground storage tanks, surface impoundments, or landfills,
(xv) the merchantability of the Property or fitness of the Property for any particular purpose, (xvi) the truth, accuracy or completeness of the Property Documents, (xvii) tax consequences, or (xviii) any other matter or thing with respect to the Property.


Agreement of Purchase and Sale - (1111 Durham Ave., S. Plainfield, NJ) - Page 21
----------------------------------------------------------------------

        11.2 Sale "As Is, Where Is." Purchaser acknowledges and agrees that upon Closing, Seller shall sell and convey to Purchaser and Purchaser shall accept the Property "AS IS, WHERE IS, WITH ALL FAULTS," except to the extent expressly provided otherwise in this Agreement and any document executed by Seller and delivered to Purchaser at Closing. Except as expressly set forth in this Agreement, Purchaser has not relied and will not rely on, and Seller has not made and is not liable for or bound by, any express or implied warranties, guarantees, statements, representations or information pertaining to the Property or relating thereto (including specifically, without limitation, Property information packages distributed with respect to the Property) made or furnished by Seller, the Asset Manager of the Property, or any real estate broker, agent or third party representing or purporting to represent Seller, to whomever made or given, directly or indirectly, orally or in writing. Purchaser represents that it is a knowledgeable, experienced and sophisticated purchaser of real estate and that, except as expressly set forth in this Agreement, it is relying solely on its own expertise and that of Purchaser's consultants in purchasing the Property and shall make an independent verification of the accuracy of any documents and information provided by Seller. Purchaser will conduct such inspections and investigations of the Property as Purchaser deems necessary, including, but not limited to, the physical and environmental conditions thereof, and shall rely upon same. By failing to terminate this Agreement prior to the expiration of the Inspection Period, Purchaser acknowledges that Seller has afforded Purchaser a full opportunity to conduct such investigations of the Property as Purchaser deemed necessary to satisfy itself as to the condition of the Property and the existence or non-existence or curative action to be taken with respect to any Hazardous Materials on or discharged from the Property, and will rely solely upon same and not upon any information provided by or on behalf of Seller or its agents or employees with respect thereto, other than such representations, warranties and covenants of Seller as are expressly set forth in this Agreement. Upon Closing, Purchaser shall assume the risk that adverse matters, including, but not limited to, adverse physical or construction defects or adverse environmental, health or safety conditions, may not have been revealed by Purchaser's inspections and investigations.

Purchaser's Initials  /s/ DPW
                      -------

        11.3 Seller Released from Liability. As part of the Property Information to be made available to Purchaser pursuant to Section 4.1, Seller
                                                          -----------
has made available for Purchaser's review the environmental reports listed in
Schedule 11.3 hereto. Purchaser acknowledges that it will have the opportunity
-------------
to inspect the Property during the Inspection Period, and during such period, observe its physical characteristics and existing conditions and the opportunity to conduct such investigation and study on and of the Property and adjacent areas as Purchaser deems necessary, and Purchaser hereby FOREVER RELEASES AND DISCHARGES Seller and Asset Manager from all responsibility and liability, including without limitation, liabilities under the Comprehensive Environmental Response, Compensation and Liability Act Of 1980 (42 U.S.C. Sections 9601 et
                                                                          --
seq.), as amended ("CERCLA"), regarding the condition, valuation, salability or
---                 ------
utility of the Property, or its suitability for any purpose whatsoever (including, but not limited to, with respect to the presence in the soil, air, structures and surface and subsurface waters, of Hazardous Materials or other materials or substances that have been or may in the future be determined to be toxic, hazardous, undesirable or subject to regulation and that may need to be specially treated, handled and/or removed from the Property under current or future federal, state and local laws, regulations or guidelines, and any structural and geologic conditions, subsurface soil and water conditions and solid and hazardous waste and Hazardous Materials on, under, adjacent to or otherwise affecting the Property). Purchaser further hereby WAIVES (and by Closing this transaction will be deemed to have WAIVED) any and all objections and complaints (including, but not limited to, federal, state and local statutory and common law based actions, and any private right of action under any federal, state or local laws, regulations or guidelines to which the Property is or may be subject, including, but not limited to, CERCLA) concerning the physical characteristics and any existing conditions of the Property. Purchaser further hereby assumes the risk of changes in applicable laws and regulations relating to past, present and future environmental conditions on the Property and the risk that adverse physical characteristics and conditions, including, without limitation, the presence of Hazardous


Agreement of Purchase and Sale - (1111 Durham Ave., S. Plainfield, NJ) - Page 22
----------------------------------------------------------------------

Materials or other contaminants, may not have been revealed by its investigation. Notwithstanding the foregoing provisions of the Section 11.3, Purchaser's release, discharge and waiver shall (i) not extend to liability directly arising out of (and only to the extent it so arises) Seller's placement or introduction of Hazardous Materials on or to the Property, but for the purposes of this sentence, the placement or introduction by any other party, including any tenant of improvements on the Property, of hazardous materials on or to the property shall not be attributed to Seller, nor shall Seller have any responsibility or liability therefor. (ii) not extend to any liability arising out of the breach by Seller of any of its representations or warranties made in this Agreement or in any instruments executed by Seller and delivered to Purchaser at or in connection with Closing, or (iii) not in any way limit Purchaser's right to implead or otherwise bring Seller into any suit or litigation filed against Purchaser that alleges that the claims therein made, in whole or in part, arise out of actions occurring or alleged to occur with respect to the Property prior to the Closing.

        11.4.  "Hazardous Materials" Defined. For purposes hereof, "Hazardous
                                                                    ---------
Materials" means "Hazardous Material," "Hazardous Substance," "Pollutant or
---------
Contaminant," and "Petroleum" and "Natural Gas Liquids," as those terms are defined or used in Section 101 of CERCLA, and any other substances regulated because of their effect or potential effect on public health and the environment, including, without limitation, PCBs, lead paint, asbestos, urea formaldehyde, radioactive materials, putrescible materials, and infectious materials.

        11.5 Indemnity. Purchaser agrees to indemnify and hold Seller harmless of and from any and all liabilities, claims, demands, and expenses of any kind or nature which arise or accrue after Closing and which arise out of Purchaser's ownership, maintenance, or operation of the Property, including, without limitation, in connection with Hazardous Materials, but not including matters which remain the express obligation of Seller under this Agreement or instruments executed by Seller and delivered to Purchaser at or in connection with Closing.

        11.6   Survival. The terms and conditions of this Article 11 shall
                                                          ----------
expressly survive the Closing, not merge with the provisions of any closing documents and shall be incorporated into the Deed.

        Purchaser acknowledges and agrees that the disclaimers and other agreements set forth herein are an integral part of this Agreement and that Seller would not have agreed to sell the Property to Purchaser for the Purchase Price without the disclaimers and other agreements set forth above.


                          ARTICLE 12 - Miscellaneous
                          --------------------------

        12.1 Parties Bound; Assignment. This Agreement, and the terms, covenants, and conditions herein contained, shall inure to the benefit of and be binding upon the heirs, personal representatives, successors, and assigns of each of the parties hereto. Purchaser may assign its rights under this Agreement upon the following conditions: (i) the assignee of Purchaser must be an affiliate of Purchaser or an entity controlling, controlled by, or under common control with Purchaser, (ii) all of the Earnest Money must have been delivered in accordance herewith, (iii) the assignee of Purchaser shall assume all obligations of Purchaser hereunder, but Purchaser shall remain primarily liable for the performance of Purchaser's obligations, and (v) a copy of the fully executed written assignment and assumption agreement shall be delivered to Seller at least five (5) business days prior to Closing.

        12.2 Headings. The article, section, subsection, paragraph and/or other headings of this Agreement are for convenience only and in no way limit or enlarge the scope or meaning of the language hereof.


Agreement of Purchase and Sale - (1111 Durham Ave., S. Plainfield, NJ) - Page 23
----------------------------------------------------------------------

        12.3 Invalidity and Waiver. If any portion of this Agreement is held invalid or inoperative, then so far as is reasonable and possible the remainder of this Agreement shall be deemed valid and operative, and, to the greatest extent legally possible, effect shall be given to the intent manifested by the portion held invalid or inoperative. The failure by either party to enforce against the other any term or provision of this Agreement shall not be deemed to be a waiver of such party's right to enforce against the other party the same or any other such term or provision in the future.

        12.4 Governing Law. This Agreement shall, in all respects, be governed, construed, applied, and enforced in accordance with the law of the state in which the Real Property is located.

        12.5 Survival. The provisions of this Agreement that contemplate performance after the Closing and the obligations of the parties not fully performed at the Closing shall survive the Closing and shall not be deemed to be merged into or waived by the instruments of Closing.

        12.6 Entirety and Amendments. This Agreement embodies the entire agreement between the parties and supersedes all prior agreements and understandings relating to the Property. This Agreement may be amended or supplemented only by an instrument in writing executed by the party against whom enforcement is sought.

        12.7 Time. Time is of the essence in the performance of this Agreement.

        12.8 Confidentiality. Purchaser shall make no public announcement or disclosure of any information related to this Agreement to outside brokers or third parties, before the Closing, without the prior written specific consent of Seller; provided, however, that Purchaser may, subject to the provisions of
Section 4.8, make disclosure of this Agreement to its Permitted Outside Parties
-----------
as necessary to perform its obligations hereunder and as may be required under laws or regulations applicable to Purchaser.

        12.9 Notices. All notices required or permitted hereunder shall be in writing and shall be served on the parties at the addresses set forth in Section
                                                                         -------
1.3. Any such notices shall, unless otherwise provided herein, be given or
---
served (i) by depositing the same in the United States mail, postage paid, certified and addressed to the party to be notified, with return receipt requested, (ii) by overnight delivery using a nationally recognized overnight courier, (iii) by personal delivery, or (iv) by facsimile, evidenced by confirmed receipt. Notice deposited in the mail in the manner hereinabove described shall be effective on the third (3rd) business day after such deposit. Notice given in any other manner shall be effective only if and when received by the party to be notified between the hours of 8:00 a.m. and 5:00 p.m. of any business day with delivery made after such hours to be deemed received the following business day. A party's address may be changed by written notice to the other party; provided, however, that no notice of a change of address shall be effective until actual receipt of such notice. Copies of notices are for informational purposes only, and a failure to give or receive copies of any notice shall not be deemed a failure to give notice. Notices given by counsel to the Purchaser shall be deemed given by Purchaser and notices given by counsel to the Seller shall be deemed given by Seller.

        12.10 Construction. The parties acknowledge that the parties and their counsel have reviewed and revised this Agreement and agree that the normal rule of construction - to the effect that any ambiguities are to be resolved against the drafting party - shall not be employed in the interpretation of this Agreement or any exhibits or amendments hereto.

        12.11 Calculation of Time Periods. Unless otherwise specified, in computing any period of time described herein, the day of the act or event after which the designated period of time begins to run is not to be included and the last day of the period so computed is to be included, unless such last day is a Saturday,


Agreement of Purchase and Sale - (1111 Durham Ave., S. Plainfield, NJ) - Page 24
----------------------------------------------------------------------

Sunday or legal holiday for national banks in the location where the Property is located, in which event the period shall run until the end of the next day which is neither a Saturday, Sunday, or legal holiday. The last day of any period of time described herein shall be deemed to end at 5:00 p.m. local time in the state in which the Real Property is located.

        12.12 Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of such counterparts shall constitute one Agreement. To facilitate execution of this Agreement, the parties may execute and exchange by telephone facsimile counterparts of the signature pages, provided that executed originals thereof are forwarded to the other party on the same day by any of the delivery methods set forth in Section 12.9 other than facsimile.
             ------------

        12.13 No Recordation. Without the prior written consent of Seller, there shall be no recordation of either this Agreement or any memorandum hereof, or any affidavit pertaining hereto, and any such recordation of this Agreement or memorandum or affidavit by Purchaser without the prior written consent of Seller shall constitute a default hereunder by Purchaser, whereupon Seller shall have the remedies set forth in Section 10.1 hereof.
                               ------------

        12.14 Further Assurances. In addition to the acts and deeds recited herein and contemplated to be performed, executed and/or delivered by either party at Closing, each party agrees to perform, execute and deliver, but without any obligation to incur any additional liability or expense, on or after the Closing any further deliveries and assurances as may be reasonably necessary to consummate the transactions contemplated hereby or to further perfect the conveyance, transfer and assignment of the Property to Purchaser.

        12.15 Discharge of Obligations. The acceptance of the Deed by Purchaser shall be deemed to be a full performance and discharge of every representation and warranty made by Seller herein and every agreement and obligation on the part of Seller to be performed pursuant to the provisions of this Agreement, except those which are herein specifically stated to survive Closing.

        12.16 ERISA. Under no circumstances shall Purchaser have the right to assign this Agreement to any person or entity owned or controlled by an employee benefit plan if Seller's sale of the Property to such person or entity would, in the reasonable opinion of Seller's ERISA advisors or consultants, create or otherwise cause a "prohibited transaction" under ERISA. In the event Purchaser assigns this Agreement or transfers any ownership interest in Purchaser, and such assignment or transfer would make the consummation of the transaction hereunder a "prohibited transaction" under ERISA and necessitate the termination of this Agreement then, notwithstanding any contrary provision which may be contained herein, Seller shall have the right to terminate this Agreement.

        12.17 No Third Party Beneficiary. The provisions of this Agreement and of the documents to be executed and delivered at Closing are and will be for the benefit of Seller, Asset Manager and Purchaser only and are not for the benefit of any third party (other than Asset Manager), and accordingly, no third party (other than Asset Manager) shall have the right to enforce the provisions of this Agreement or of the documents to be executed and delivered at Closing, except that a tenant of the Property may enforce Purchaser's indemnity obligation under Section 4.11 hereof.
                 ------------

        12.18 Asset Manager: Designated Representative. Seller has engaged Archon Group, L.P. or affiliated companies ("Asset Manager") to provide certain
                                             -------------
asset management services with respect to the Property, including acting as a liaison between Seller and Purchaser in connection with the Property and this Agreement. The Asset Manager will appoint one or more representatives ("Designated Representative(s)")
  ---------------------------


Agreement of Purchase and Sale - (1111 Durham Ave., S. Plainfield, NJ) - Page 25
----------------------------------------------------------------------
to deal with Purchaser. Whenever any approval, acceptance, consent, direction or action of Seller is required pursuant to this Agreement, Purchaser shall send to the Designated Representative a written notice requesting same, which notice shall: (i) describe in detail the matter for which such approval, acceptance, consent, direction or other action of Seller is requested; (ii) be accompanied by a copy of any contract, agreement or other document to be executed by Seller evidencing such approval, consent, acceptance, direction or action of Seller; and (iii) be accompanied by such other documents, written explanations and information as may be reasonably necessary to explain the request fully and completely. The Asset Manager will communicate Seller's response to any such requests to Purchaser.

        12.19 Mandatory Arbitration. The parties have agreed to submit certain disputes to mandatory arbitration in accordance with the provisions of Exhibit G
                                                                       ---------
attached hereto and made a part hereof for all purposes.


                   [SIGNATURE PAGES AND EXHIBITS TO FOLLOW]


Agreement of Purchase and Sale - (1111 Durham Ave., S. Plainfield, NJ) - Page 26
----------------------------------------------------------------------

                        SIGNATURE PAGE TO AGREEMENT OF
                               PURCHASE AND SALE
                                BY AND BETWEEN
                     WHMAB REAL ESTATE LIMITED PARTNERSHIP
                                      AND
                              WELLS CAPITAL, INC.


        IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year written below.

                               SELLER:

                               WHMAB REAL ESTATE LIMITED PARTNERSHIP,
                               a Delaware limited partnership

                               By:   WHMAB Gen-Par, Inc.,
                                     a Delaware corporation,
                                     its general partner


Date executed by Seller: 8/7/00      By: /s/ Stephen M. Abelman
                                        -------------------------------------
                                     Name: Stephen M. Abelman
                                          -----------------------------------
                                     Title: Assistant Vice President
                                          -----------------------------------


                               PURCHASER:
                               ---------

                               WELLS CAPITAL, INC.,
                               a Georgia corporation

Date executed by Purchaser:    By: /s/  Douglas P. Williams
                                   ------------------------------------------
                               Name: Douglas P. Williams
                                    -----------------------------------------
                               Title: Senior Vice President
                                     ----------------------------------------


Agreement of Purchase and Sale - (1111 Durham Ave., S. Plainfield, NJ) - Page 27
----------------------------------------------------------------------

                            JOINDER BY ESCROW AGENT
                            -----------------------


Escrow Agent has executed this Agreement in order to confirm that Escrow Agent has received and shall hold the Initial Earnest Money required to be deposited under this Agreement and the interest earned thereto, in escrow, and shall disburse the Earnest Money, and the interest earned thereon, pursuant to the provisions of this Agreement.

                                             FIDELITY NATIONAL TITLE INSURANCE
                                             COMPANY OF NEW YORK,
                                             a
                                              ----------------------------------



Date executed by Escrow Agent:               By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------



Agreement of Purchase and Sale - (1111 Durham Ave., S. Plainfield, NJ) - Page 28
----------------------------------------------------------------------

                        LIST OF EXHIBITS AND SCHEDULES
                        ------------------------------


EXHIBITS:
--------

A       -      Legal Description of Real Property

B       -      Bill of Sale, Assignment and Assumption of Leases and Contracts

C       -      ERISA Letter

D       -      Notice to Tenants

E       -      Tenant Estoppel Certificate

E-1     -      Additional Request Items

F       -      List of Tenants

G       -      Mandatory Arbitration

SCHEDULES
---------

11.3    -      List of Environmental Reports



Agreement of Purchase and Sale - (1111 Durham Ave., S. Plainfield, NJ) - Page 29
----------------------------------------------------------------------

                                   EXHIBIT A
                                   ---------

                      LEGAL DESCRIPTION OF REAL PROPERTY
                      ----------------------------------

PARCEL I

ALL THAT CERTAIN TRACT, PARCEL AND LOT OF LAND LYING AND BEING SITUATED IN THE BOROUGH OF SOUTH PLAINFIELD, AND THE TOWNSHIP OF EDISON COUNTY OF MIDDLESEX, STATE OF NEW JERSEY, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING IN THE NORTHERLY LINE OF RUNYONS LANE WHERE THE SAME IS INTERSECTED BY THE SOUTHWESTERLY LINE OF NEW JERSEY STATE HIGHWAY ROUTE 287 AND FROM SAID BEGINNING POINT RUNNING; THENCE

1. SOUTH 72 DEGREES 51 MINUTES 16 SECONDS WEST AND ALONG THE AFOREMENTIONED NORTHERLY LINE OF RUNYONS LANE A DISTANCE OF 237.39 FEET TO A CORNER OF LAND NOW OR FORMERLY OF L.A. & C.L. KLINGER; THENCE

2. NORTH 12 DEGREES 21 MINUTES 44 SECONDS WEST AND ALONG THE LINE OF LANDS OF "KLINGER" AS AFOREMENTIONED A DISTANCE OF 196.02 FEET TO A POINT; THENCE

3. NORTH 21 DEGREES 20 MINUTES 09 SECONDS WEST AND STILL ALONG A LINE OF LAND OF "KLINGER" AS AFORESAID A DISTANCE OF 18.27 FEET TO A POINT; THENCE

4. SOUTH 77 DEGREES 17 MINUTES 56 SECONDS WEST AND STILL ALONG A LINE OF "KLINGER" AS AFORESAID A DISTANCE OF 223.01 FEET TO A POINT; THENCE

5. SOUTH 12 DEGREES 45 MINUTES 44 SECONDS EAST AND STILL ALONG ANOTHER LINE OF "KLINGER" AS AFORESAID A DISTANCE OF 231.51 FEET TO A POINT IN THE AFOREMENTIONED NORTHERLY LINE OF RUNYONS LANE; THENCE

6. SOUTH 72 DEGREES 51 MINUTES 16 SECONDS WEST AND ALONG THE NORTHERLY LINE OF RUNYONS LANE A DISTANCE OF 869.34 FEET TO THE EASTERLY SIDE LINE OF NEW BROOKLYN ROAD; THENCE


Agreement of Purchase and Sale - (1111 Durham Ave., S. Plainfield, NJ) - Page 30
----------------------------------------------------------------------

7. NORTH 17 DEGREES 37 MINUTES 14 SECONDS WEST AND ALONG SAID EASTERLY SIDE LINE OF NEW BROOKLYN ROAD A DISTANCE OF 700.12 FEET TO A POINT BEING AS CORNER OF THE PROPERTY DELINEATED ON A MAP ENTITLED "MAP MOUNTAIN VIEW HEIGHTS, THE PROPERTY OF NUNZIO ROBUSTELLI, ESQ." FILED IN THE CLERK'S OFFICE OF MIDDLESEX COUNTY SEPTEMBER 18, 1917 AS MAP NUMBERED 863 FILE NUMBERED 350 (HEREINAFTER REFERRED TO AS THE MAP); THENCE

8. STILL ALONG THE EASTERLY SIDE LINE OF NEW BROOKLYN ROAD AND THE PROPERTY DELINEATED ON SAID MAP NORTH 21 DEGREES 08 MINUTES 30 SECONDS WEST A DISTANCE OF
16.62 FEET TO A POINT; THENCE

9. SOUTH 75 DEGREES 45 MINUTES 30 SECONDS WEST AND ALONG THE NORTHERLY LINE OF NEW BROOKLYN ROAD AS DELINEATED ON SAID MAP A DISTANCE OF 247.46 FEET TO THE POINT OF INTERSECTION OF THE EASTERLY SIDE LINE OF LOT NUMBERED 157 AS DELINEATED ON SAID MAP; THENCE

10. NORTH 13 DEGREES 43 MINUTES 00 SECONDS WEST ALONG THE EASTERLY SIDE LINES OF LOTS 157 THROUGH 150 AS DELINEATED ON SAID MAP A DISTANCE OF 220.59 FEET TO A POINT; THENCE

11. SOUTH 68 DEGREES 51 MINUTES 30 SECONDS WEST ALONG THE DIVIDING BETWEEN LOT 150 AND 149 AS DELINEATED ON SAID MAP A DISTANCE OF 201.68 FEET TO THE EASTERLY LINE OF DURHAM AVENUE; THENCE

12. NORTH 13 DEGREES 43 MINUTES 00 SECONDS WEST ALONG THE EASTERLY SIDE LINE OF DURHAM ROAD A DISTANCE OF 421.69 FEET; THENCE

13. NORTH 64 DEGREES 37 MINUTES 00 SECONDS EAST AND ALONG THE NORTHERLY BOUNDARY LINE OF SAID MAP A DISTANCE OF 863.17 FEET TO A POINT IN THE AFOREMENTIONED SOUTHWESTERLY LINE OF NEW JERSEY STATE HIGHWAY ROUTE 287; THENCE

14. SOUTH 48 DEGREES 06 MINUTES 14 SECONDS EAST AND ALONG THE AFOREMENTIONED SOUTHWESTERLY LINE OF N.J. STATE HIGHWAY ROUTE 287 A DISTANCE OF 1737.467 FEET TO THE AFOREMENTIONED NORTHERLY LINE OF RUNYONS ROAD AND THE PLACE OF BEGINNING.


Agreement of Purchase and Sale - (1111 Durham Ave., S. Plainfield, NJ) - Page 31
----------------------------------------------------------------------

PARCEL II

BEGINNING IN THE EASTERLY LINE OF DURHAM AVENUE AS SAID DURHAM AVENUE HAS BEEN WIDENED BY CONDEMNATION DESCRIBED IN AWARDS DATED JULY 15, 1965, GRANTED BY APPOINTED COMMISSIONERS, AT THE INTERSECTION OF SAID EASTERLY LINE WITH THE DIVIDING LINE OF LOTS NUMBER 154 AND 155 AS SHOWN ON A MAP ENTITLED "MAP MOUNTAIN VIEW HEIGHTS THE PROPERTY OF NUNZIO ROBUSTELLI, ESQ. SITUATED IN PISCATAWAY TOWNSHIP, MIDDLESEX COUNTY, NEW JERSEY" FILED IN THE OFFICE OF THE CLERK OF MIDDLESEX COUNTY, SEPTEMBER 18, 1917 AS MAP NO. 863, FILE 350 (THE MAP) SAID POINT BEING DISTANT 9.44 FEET FROM THE EASTERLY SIDE LINE OF DURHAM AVENUE, FORMERLY NEW BROOKLYN ROAD, AS SHOWN ON SAID MAP AND FROM SAID BEGINNING POINT RUNNING; THENCE

1. NORTH 13 DEGREES 43 MINUTES 00 SECONDS WEST ALONG THE AFORESAID LINE OF DURHAM AVENUE AS WIDENED BY CONDEMNATION, A DISTANCE OF 126.05 FEET TO A POINT; THENCE

2. NORTH 68 DEGREES, 51 MINUTES 30 SECONDS EAST, ALONG THE DIVIDING LINE BETWEEN LOTS NUMBER 149 AND 150 AS SHOWN ON THE MAP, A DISTANCE OF 192.24 FEET TO A POINT; THENCE

3. SOUTH 13 DEGREES 43 MINUTES 00 SECONDS EAST, ALONG THE WESTERLY LINE OF LOTS NUMBERED 147 AND 158 AS SAID LOTS ARE SHOWN ON THE MAP, A DISTANCE OF
126.05 FEET TO A POINT; THENCE

4. SOUTH 68 DEGREES 51 MINUTES 30 SECONDS WEST, ALONG THE DIVIDING LINE BETWEEN LOTS NUMBERED 154 AND 155 AS SAID LOTS ARE SHOWN ON THE MAP, A DISTANCE OF 192.24 FEET TO A POINT IN THE AFOREMENTIONED SAID LINE OF DURHAM AVENUE, AS WIDENED BY CONDEMNATION AND THE POINT AND PLACE OF BEGINNING.

Agreement of Purchase and Sale - (1111 Durham Ave., S. Plainfield, NJ) - Page 32
----------------------------------------------------------------------

PARCEL III

BEGINNING IN THE NORTHWESTERLY LINE OF NEW BROOKLYN ROAD AT THE INTERSECTION OF SAID NORTHWESTERLY LINE WITH THE DIVIDING LINE OF LOTS NUMBER 157 AND 158 AS SHOWN ON A MAP ENTITLED "MAP MOUNTAIN VIEW HEIGHTS THE PROPERTY OF NUNZIO ROBUSTELLI, ESQ. SITUATED IN PISCATAWAY TOWNSHIP, MIDDLESEX COUNTY, NEW JERSEY" FILED IN THE OFFICE OF THE CLERK OF MIDDLESEX COUNTY, SEPTEMBER 18, 1917 AS MAP NO. 863, FILE 350 (THE MAP) AND FROM SAID BEGINNING POINT RUNNING; THENCE

1. SOUTH 75 DEGREES 45 MINUTES 30 SECONDS WEST, ALONG THE AFORESAID NORTHWESTERLY LINE OF NEW BROOKLYN ROAD, A DISTANCE OF 185.0 FEET TO A POINT; THENCE

2. NORTH 58 DEGREES 58 MINUTES 46 SECONDS WEST, A DISTANCE OF 7.94 FEET TO A POINT; THENCE

3. NORTH 13 DEGREES 43 MINUTES 00 SECONDS WEST, ALONG THE EASTERLY LINE OF DURHAM AVENUE, AS SAID DURHAM AVENUE HAS BEEN WIDENED BY CONDEMNATION DESCRIBED IN AWARDS DATED JULY 15, 1965, GRANTED BY APPOINTED COMMISSIONERS, A DISTANCE OF
76.10 FEET TO A POINT; THENCE

4. NORTH 68 DEGREES 51 MINUTES 30 SECONDS EAST, ALONG THE DIVIDING LINE BETWEEN NUMBER 154 AND 155, AS SHOWN ON THE MAP, A DISTANCE OF 192.24 FEET TO A POINT; THENCE

5. SOUTH 13 DEGREES 43 MINUTES 00 SECONDS EAST, ALONG THE WESTERLY LINE OF LOT NUMBER 158 AS SHOWN ON THE MAP, A DISTANCE OF 104.54 FEET TO A POINT IN THE AFOREMENTIONED NORTHWESTERLY LINE OF NEW BROOKLYN ROAD AND THE PLACE OF BEGINNING.


Agreement of Purchase and Sale - (1111 Durham Ave., S. Plainfield, NJ) - Page 33
----------------------------------------------------------------------

THE ABOVE THREE TRACTS BEING JOINTLY DESCRIBED AS FOLLOWS:

BEGINNING IN THE NORTHERLY LINE OF RUNYONS LANE WHERE THE SAME IS INTERSECTED BY THE SOUTHWESTERLY LINE OF NEW JERSEY STATE HIGHWAY ROUTE 287 AND FROM SAID BEGINNING POINT RUNNING; THENCE

1. SOUTH 72 DEGREES 51 MINUTES 16 SECONDS WEST AND ALONG THE AFOREMENTIONED NORTHERLY LINE OF RUNYONS LANE A DISTANCE OF 237.40 FEET TO A CORNER OF LAND NOW OR FORMERLY OF L.A. & C.L. KLINGER; THENCE

2. NORTH 12 DEGREES 21 MINUTES 44 SECONDS WEST AND ALONG THE LINE OF LANDS OF "KLINGER" AS AFOREMENTIONED A DISTANCE OF 196.02 FEET TO A POINT; THENCE

3. NORTH 21 DEGREES 20 MINUTES 09 SECONDS WEST AND STILL ALONG A LINE OF LAND OF "KLINGER" AS AFORESAID A DISTANCE OF 18.27 FEET TO A POINT; THENCE

4. SOUTH 77 DEGREES 17 MINUTES 56 SECONDS WEST AND STILL ALONG A LINE OF "KLINGER" AS AFORESAID A DISTANCE OF 223.01 FEET TO A POINT; THENCE

5. SOUTH 12 DEGREES 45 MINUTES 44 SECONDS EAST AND STILL ALONG ANOTHER LINE OF "KLINGER" AS AFORESAID A DISTANCE OF 231.51 FEET TO A POINT IN THE AFOREMENTIONED NORTHERLY LINE OF RUNYONS LANE; THENCE

6. SOUTH 72 DEGREES 51 MINUTES 16 SECONDS WEST AND ALONG THE NORTHERLY LINE OF RUNYONS LANE A DISTANCE OF 869.34 FEET TO THE EASTERLY SIDELINE OF NEW BROOKLYN ROAD; THENCE

7. NORTH 17 DEGREES 37 MINUTES 14 SECONDS WEST AND ALONG SAID EASTERLY LINE OF NEW BROOKLYN ROAD A DISTANCE OF 700.12 FEET TO A POINT; THENCE

8. STILL ALONG THE EASTERLY SIDE LINE OF NEW BROOKLYN ROAD NORTH 21 DEGREES 08 MINUTES 30 SECONDS WEST A DISTANCE OF 16.62 FEET TO A POINT; THENCE

9. SOUTH 75 DEGREES 45 MINUTES 30 SECONDS WEST AND ALONG THE NORTHERLY LINE OF NEW BROOKLYN ROAD A DISTANCE OF 432.46 FEET TO A POINT; THENCE

10. NORTH 58 DEGREES 58 MINUTES 46 SECONDS WEST, 7.93 FEET TO A POINT IN THE EASTERLY SIDELINE OF DURHAM AVENUE; THENCE

11.  NORTH 13 DEGREES 43 MINUTES 00 SECONDS WEST, 201.85 FEET TO A POINT



Agreement of Purchase and Sale - (1111 Durham Ave., S. Plainfield, NJ) - Page 34
----------------------------------------------------------------------

IN SAID SIDELINE; THENCE

12.  SOUTH 68 DEGREES 51 MINUTES 30 SECONDS WEST, 9.44 FEET TO A POINT; THENCE

13. NORTH 13 DEGREES 43 MINUTES 00 SECONDS WEST ALONG THE EASTERLY SIDE LINE OF DURHAM AVENUE A DISTANCE OF 421.69 FEET; THENCE

14. NORTH 64 DEGREES 37 MINUTES 00 SECONDS EAST AND ALONG THE NORTHERLY BOUNDARY LINE OF SAID MAP A DISTANCE OF 863.17 FEET TO A POINT IN THE AFOREMENTIONED SOUTHWESTERLY LINE OF NEW JERSEY STATE HIGHWAY ROUTE 287; THENCE

15. SOUTH 48 DEGREES 06 MINUTES 14 SECONDS EAST AND ALONG THE AFOREMENTIONED SOUTHWESTERLY LINE OF N.J. STATE HIGHWAY ROUTE 287 A DISTANCE OF 1737.47 FEET TO THE AFOREMENTIONED NORTHERLY LINE OF RUNYONS ROAD AND THE PLACE OF BEGINNING.

THE ABOVE DESCRIPTION IS IN ACCORDANCE WITH A SURVEY PREPARED BY STORCH ENGINEERS, DATED DECEMBER 30, 1997.

BEING ALSO KNOWN AS (REPORTED FOR INFORMATIONAL PURPOSES ONLY):

LOT 1.A3 AND 1.A6, BLOCK 54.A, ON THE OFFICIAL TAX MAP OF EDISON TOWNSHIP LOT 3, BLOCK 550, ON THE OFFICIAL TAX MAP OF SOUTH PLAINFIELD BOROUGH.


Agreement of Purchase and Sale - (1111 Durham Ave., S. Plainfield, NJ) - Page 35
----------------------------------------------------------------------

                                   EXHIBIT B
                                   ---------

                    BILL OF SALE, ASSIGNMENT AND ASSUMPTION
                    ---------------------------------------
                  (1111 Durham Avenue, South Plainfield, NJ)

        THIS BILL OF SALE, ASSIGNMENT AND ASSUMPTION is made as of the _____ day of __________________, ______, by and between WHMAB REAL ESTATE LIMITED PARTNERSHIP, a Delaware limited partnership ("Assignor"), and
                                              --------
_________________________, a _________________________ ("Assignee").
                                                         --------

                             W I T N E S S E T H:

        For good and valuable consideration, receipt and sufficiency of which are hereby acknowledged Assignor and Assignee hereby agree as follows:

        1. Assignor hereby sells, transfers, assigns and conveys to Assignee the following:

               a. All right, title and interest of Assignor in and to all tangible personal property ("Personalty") set forth in the inventory on Exhibit
                             ----------                                 -------
A attached hereto and made a part hereof, and located on, and used in connection
-
with the management, maintenance or operation of that certain land and improvements located in the County of Middlesex, State of New Jersey, as more particularly described in Exhibit B attached hereto and made a part hereof
                          ---------
("Real Property"), but excluding tangible personal property owned or leased by
  -------------
Assignor's property manager or the tenants of the Real Property under the Tenant Leases (as defined below).

               b. All right, title and interest of Assignor in and to those certain leases described on Exhibit C attached hereto and made a part hereof
                            ---------
(the "Tenant Leases"), relating to the leasing of space in the Real Property and
      -------------
all of the rights, interests, benefits and privileges of the lessor thereunder, and to the extent Assignee has not received a credit therefor under the Purchase Agreement (as defined below), all prepaid rents and security and other deposits held by Assignor under the Tenant Leases and not credited or returned to tenants, but subject to all terms, conditions, reservations and limitations set forth in the Tenant Leases.

               c. To the extent assignable, all right, title and interest of Assignor in and to those certain contracts set forth on Exhibit D attached
                                                        ---------
hereto and made a part hereof, and all warranties, guaranties, indemnities and claims (including, without limitation, for workmanship, materials and performance) and which exist or may hereafter exist against any contractor, subcontractor, manufacturer or supplier or laborer or other services relating thereto (collectively, the "Contracts").
                            ---------

        2. This Bill of Sale, Assignment and Assumption is given pursuant to that certain Agreement of Purchase and Sale (as amended, the "Purchase
                                                              --------
Agreement") dated as of ____________________, between Assignor and Assignee,
---------
providing for, among other things, the conveyance of the Personalty, the Tenant Leases and the Contracts.

        3.     As set forth in Article 11 of the Purchase Agreement, which is
                               ----------
hereby incorporated by reference as if herein set out in full and except as set forth herein, the property conveyed hereunder is conveyed by Assignor and accepted by Assignee AS IS, WHERE IS, AND WITHOUT ANY WARRANTIES OF WHATSOEVER NATURE, EXPRESS OR IMPLIED, EXCEPT AS EXPRESSLY

Agreement of Purchase and Sale - (1111 Durham Ave., S. Plainfield, NJ) - Page 36
----------------------------------------------------------------------

SET FORTH IN THE PURCHASE AGREEMENT, IT BEING THE INTENTION OF ASSIGNOR AND ASSIGNEE EXPRESSLY TO NEGATE AND EXCLUDE ALL WARRANTIES, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR ANY PARTICULAR PURPOSE, WARRANTIES CREATED BY ANY AFFIRMATION OF FACT OR PROMISE OR BY ANY DESCRIPTION OF THE PROPERTY CONVEYED HEREUNDER, OR BY ANY SAMPLE OR MODEL THEREOF, AND ALL OTHER WARRANTIES WHATSOEVER CONTAINED IN OR CREATED BY THE NEW JERSEY UNIFORM COMMERCIAL CODE.

        4. Assignee hereby accepts the assignment of the Personalty, the Tenant Leases and the Contracts and agrees to assume and discharge, in accordance with the terms thereof, all of the obligations thereunder from and after the date hereof. Additionally, but without limiting the generality of the foregoing, Assignee agrees to assume and discharge all leasing commissions, costs for tenant improvements, legal fees and other costs and expenses incurred with respect to Leases and Lease renewals and extensions executed subsequent to the Effective Date of the Agreement and those set forth on Exhibit E attached
                                                           ---------
hereto.

        5. Assignee agrees to indemnify and hold harmless Assignor from any cost, liability, damage or expense (including attorneys' fees) arising out of or relating to Assignee's failure to perform any of the foregoing obligations arising from and accruing on or after the date hereof.

        6. Assignor agrees to indemnify and hold harmless Assignee from any cost, liability, damage or expense (including attorneys' fees) arising out of or relating to Assignor's failure to perform any of the obligations of Assignor under the Tenant Leases or Contracts, to the extent accruing prior to the date hereof.

        7. This Bill of Sale, Assignment and Assumption may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

Agreement of Purchase and Sale - (1111 Durham Ave., S. Plainfield, NJ) - Page 37
----------------------------------------------------------------------

               IN WITNESS WHEREOF, the parties hereto have executed this Bill of Sale, Assignment and Assumption as of the date first above written.

                                    ASSIGNOR:
                                    --------

                                    WHMAB REAL ESTATE LIMITED PARTNERSHIP,
                                    a Delaware limited partnership

                                    By:     WHMAB Gen-Par, Inc.,
                                            a Delaware corporation,
                                            its general partner


                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________


                                    ASSIGNEE:
                                    --------

                                    ___________________________________________,
                                    a __________________________________________


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________


              [INSERT APPROPRIATE ACKNOWLEDGMENTS FOR THE STATE]


Exhibit A      Personalty
Exhibit B      Real Property
Exhibit C      Tenant Leases
Exhibit D      Contracts
Exhibit E      Lease Costs and Expenses

Agreement of Purchase and Sale - (1111 Durham Ave., S. Plainfield, NJ) - Page 38
----------------------------------------------------------------------

                                   EXHIBIT C
                                   ---------

                                 ERISA LETTER
                                 ------------


                      , ________



WHMAB Real Estate Limited Partnership

        Re:    Acquisition of 1111 Durham Avenue in South Plainfield, NJ

Ladies and Gentlemen:

        The undersigned represents to you that [Purchaser], or any affiliates thereof, or any firm, person or entity providing financing for the purchase of the entire interest of WHMAB Real Estate Limited Partnership in the above-described property (the "Property") are not using the assets of an
                               --------
employee benefit plan as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and covered under Title I,
                                          -----
Part 4 of the ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended, in the performance or discharge of its obligations under that certain Agreement of Purchase and Sale dated __________________, ________, with respect to the Property by and between WHMAB Real Estate Limited Partnership, as Seller, and the undersigned, as Purchaser, including the acquisition of the Property.

                                            Very truly yours,

                                            ___________________________________,
                                            a __________________________________



                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________

Agreement of Purchase and Sale - (1111 Durham Ave., S. Plainfield, NJ) - Page 39
----------------------------------------------------------------------

                                   EXHIBIT D
                                   ---------

                               NOTICE TO TENANTS
                               -----------------


                      , ________






Dear Tenant:

You are hereby notified that WHMAB Real Estate Limited Partnership ("Seller"),
                                                                     ------
the current owner of the property located at 1111 Durham Avenue, South Plainfield, NJ (the "Property") and the current owner of the landlord's interest
                     --------
in your lease in the Property, has sold the Property to [Purchaser] ("New
                                                                      ---
Owner"), as of the above date. In connection with such sale, Seller has assigned
-----
and transferred its interest in your lease and any and all security deposits thereunder or relating thereto to New Owner, and New Owner has assumed and agreed to perform all of the landlord's obligations under your lease (including any obligations set forth in your lease to repay or account for any security deposits thereunder) from and after such date.

Accordingly, (a) all your obligations under the lease from and after the date hereof, including your obligation to pay rent, shall be performable to and for the benefit of New Owner, its successors and assigns, and (b) all the obligations of the landlord under the lease, including any obligations to repay or account for any security deposits hereunder, shall be the binding obligation of New Owner and its successors and assigns. Unless and until you are otherwise notified in writing by New Owner, the address of New Owner for all purposes under your lease is:

                                    Very truly yours,

                                    SELLER:
                                    ------

                                    WHMAB REAL ESTATE LIMITED PARTNERSHIP,
                                    a Delaware limited partnership

                                    By:     WHMAB Gen-Par, Inc.,
                                            a Delaware corporation,
                                            its general partner


                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________

Agreement of Purchase and Sale - (1111 Durham Ave., S. Plainfield, NJ) - Page 40
----------------------------------------------------------------------

                                    NEW OWNER:
                                    ---------

                                    ___________________________________________,
                                    a __________________________________________


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

Agreement of Purchase and Sale - (1111 Durham Ave., S. Plainfield, NJ) - Page 41
----------------------------------------------------------------------

                                   EXHIBIT E
                                   ---------

                          TENANT ESTOPPEL CERTIFICATE
                          ---------------------------

TO:     ____________________________________




        MOTOROLA, INC. ("Tenant") hereby states, upon Tenant's knowledge and
                         ------
belief, to _____________________________ ("Purchaser") and to
                                           ---------
_______________________________ ("Lender") as follows, with the understanding
                                  ------
that Purchaser and Lender are relying on such statements as an inducement to purchase the property which is described in the Lease:

        1. Tenant is the tenant under that certain lease (as amended to date, the "Lease") dated December 1999 between WHMAB Real Estate Leasing
           -----
Partnership as landlord ("Landlord") and Tenant, covering 220,115 rentable
                          --------
square feet of office space and 16,545 square feet of storage space (the "Leased
                                                                          ------
Premises") in the building (the "Building") located on the property (the
--------                         --------
"Property").
 --------

        2.     Attached hereto as Exhibit A is a true, correct and complete
                                  ---------
copy of the Lease,  including all amendments or modifications thereto, if any.

        3. The Lease has not been amended or modified, except as reflected in Exhibit A, and is in full force and effect as originally executed, and
   ---------
Landlord is not in default in any respect under any terms of the Lease.

        4. Monthly rental and other charges have been paid by Tenant to Landlord through the following dates: ________________.


        EXECUTED this ________ day of __________________, ________.


                                            TENANT:
                                            ------

                                            MOTOROLA, INC.


                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________

Agreement of Purchase and Sale - (1111 Durham Ave., S. Plainfield, NJ) - Page 42
----------------------------------------------------------------------

                                  EXHIBIT E-1
                                  -----------

                           ADDITIONAL REQUEST ITEMS
                           ------------------------


Additional items Landlord will request be included in the Tenant Estoppel Certificate, but which Landlord is not obligated to obtain:

1. The Commencement Date under the Lease is ___________, 2000 and the Lease will terminate on the 10th anniversary of such date;

2. Tenant is in possession of the Lease Premises and the Landlord's Work, as defined in the Lease, has been performed;

3. Landlord has paid to Tenant $_________ in respect of the Base Building Allowance, the Tenant Improvement Allowance and the Architectural Allowance (all as defined in Section 4.C. of the Lease) and Landlord has [no further
                        -----------
     obligations in respect thereof / the following obligations in respect thereof: _____________;]

4. Upon receipt of written notice from the Landlord that it has transferred the property demised by the Lease to Purchaser, Tenant shall attorn to and recognize Purchaser as the Landlord under the Lease. Notices to the Landlord under the Lease following such transfer shall be given to Purchaser c/o Wells Capital, Inc., 6200 The Corners Parkway, Suite 250; Norcross, Georgia 30092; Attention: Property Management;

5.   There is no security deposit under the Lease;

6. Except as set forth in the Lease, Tenant has no rights of offset against Landlord. The person signing this letter on behalf of Tenant is a duly authorized representative of Tenant;

7. The Premises demised by the Lease contain 220,115 rentable square feet of office space and 16,595 rentable square feet of storage space;

8. Tenant represents that it has not dealt with any agents or brokers so as to cause any brokerage commissions to be due and payable with respect to the Lease; and

9. To Tenant's knowledge, there are no structural or other defects in the Building (as defined in the Lease), and the heating, ventilating, air conditioning, electrical, plumbing, water, elevators, roofing, storm drainage and sanitary sewage stations at or servicing the Building are in good condition and in working order.

10. Tenant has elected not to exercise its Right of First Offer under Section 58.D of the Lease in connection with the sale of the Building to Purchaser.

Agreement of Purchase and Sale - (1111 Durham Ave., S. Plainfield, NJ) - Page 43
----------------------------------------------------------------------

                   Exhibit A to Tenant Estoppel Certificate
                   ----------------------------------------

               [Lease Agreement and Amendments Thereto, If Any]


                                   EXHIBIT F
                                   ---------

                                LIST OF TENANTS
                                ---------------

Motorola, Inc.

Agreement of Purchase and Sale - (1111 Durham Ave., S. Plainfield, NJ) - Page 44
----------------------------------------------------------------------

                                   EXHIBIT G
                                   ---------

                             MANDATORY ARBITRATION
                             ---------------------


The parties have agreed to submit certain disputes to mandatory arbitration in accordance with the following provisions:

        Scope of Arbitration. The parties to this Agreement have agreed to
        --------------------
submit all disputes to final and binding arbitration as the sole and exclusive remedy for all claims for damages arising out of, involving, or relating to (a) this Agreement or (b) the events giving rise to this Agreement, including all non-contractual claims for damages related to this Agreement or the events giving rise to it (including claims for fraudulent inducement of contract). Notwithstanding the foregoing, the dispute resolution procedure set forth below shall not apply to (i) claims for injunctive or other equitable relief, or (ii) any claims for specific performance. The parties agree that two (2) sets of rules will apply, depending on the amount in controversy. If the amount in controversy is equal to or less than $50,000.00, then SET A (as set forth below) will apply. If the amount in controversy is greater than $50,000.00, then SET B will apply. The amount in controversy is calculated using the amount of actual damages alleged by the Claiming Party (defined below), exclusive of interest and attorneys' fees. The dispute resolution procedure set forth below does not independently give rise to any right or remedy. The procedure is intended to be applied to rights or remedies expressly granted in other sections of this Agreement.

        Notice of Dispute. Any party shall give the other parties written notice
        -----------------
of the existence and nature of any dispute proposed to be arbitrated (the "Written Notice"). The Written Notice must be served on the other parties as
 --------------
required below. The party serving Written Notice shall be referred to as the "Claiming Party." The party to whom the claims are directed shall be referred to
 --------------
as the "Responding Party."
        ----------------

        Appointment of Arbitrators.
        --------------------------

               SET A: The parties agree that these disputes will be arbitrated by a single arbitrator who is a board certified or licensed real estate attorney in the state in which the Property is located. The parties shall attempt to agree upon an arbitrator within ten (10) days of the service of the Written Notice. If the parties are unable to agree, then the arbitrator shall be appointed from, and pursuant to the rules for commercial arbitration of, the American Arbitration Association. Prior to appointment, the arbitrator shall agree to conduct such arbitration in strict accordance with the terms of this Agreement.

               SET B: The parties agree that these disputes will be arbitrated by a panel of three (3) arbitrators. Each party shall appoint one person to serve as an arbitrator within fifteen (15) days of receipt of the Written Notice. The two (2) arbitrators thus appointed shall within seven (7) days of their appointment together select a third arbitrator with such knowledge and expertise as necessary to serve as chairman of the panel of arbitrators (preferably a board certified or licensed real estate attorney in the state in which the Property is located), and this person shall serve as chairman. The three arbitrators shall determine all matters, including the panel's final decision with respect to the claims presented in the arbitration, by majority vote. If the two arbitrators selected by the parties are unable to agree upon the appointment of the third arbitrator within seven (7) days of their appointment, both shall give written notice of such failure to agree to the parties, and if the parties fail to agree upon the selection of such third arbitrator within five (5) days thereafter, such third arbitrator shall be appointed from, and pursuant to the rules for commercial arbitration of, the American Arbitration Association. Prior to appointment, each arbitrator shall agree to conduct such arbitration in strict accordance with the terms of this Agreement.

Agreement of Purchase and Sale - (1111 Durham Ave., S. Plainfield, NJ) - Page 45
----------------------------------------------------------------------

        Initial Meeting of the Arbitrators. Within seven (7) days after the
        ----------------------------------
selection of the last arbitrator (SET A: the arbitrator; SET B: the third arbitrator), the arbitrator(s) shall conduct an initial meeting with the parties (the "Initial Meeting"). All meetings between the arbitrators, or between the
      ---------------
arbitrator(s) and the parties, including the Initial Meeting, may be conducted by telephone, with the exception of the arbitration hearing at which evidence is presented. At the Initial Meeting, the parties and the arbitrator(s) shall agree upon a schedule for the arbitration proceedings, with dates no later than the deadlines provided below. The statement of claim, the response to the statement of claim and counterclaims (if any), and the response to the counterclaims (if any) (collectively, the "Pleadings") shall be submitted to each arbitrator on
                         ---------
the date they are served, unless service occurs prior to appointment of all arbitrators. If service of any of the Pleadings occurs prior to the appointment of any of the arbitrators, copies of any such Pleadings shall be submitted to such arbitrator promptly after such arbitrator's appointment.

        Conduct of the Arbitration.
        --------------------------

               SET A: With respect to each dispute to be arbitrated, no more than six (6) months shall pass between the selection of the arbitrator and the release of a decision by the arbitrator; no more than two (2) depositions (lasting in total for both depositions no more than 15 hours) may be taken by each of the Claiming Party or the Responding Party, and no more than ten (10) interrogatories may be asked for by each of the Claiming Party or the Responding Party. The arbitration hearing shall last no more than two (2) days with the time divided equally between the parties. All proceedings, including discovery, depositions, and the arbitration hearings shall be governed by the Federal Rules of Civil Procedure and the Local Rules of Civil Procedure of the United States District Court for the district in which the Property is located, unless such rules conflict with the provisions of this Agreement, in which case the provisions of this Agreement control; provided, however, that the parties agree that the provisions of Federal Rule of Civil Procedure 26(a) shall not apply.

               SET B: With respect to each dispute to be arbitrated, no more than eleven (11) months shall pass between the selection of the third arbitrator and the release of a decision by the arbitration panel; no more than eight (8) depositions (lasting in total for all eight depositions no more than 50 hours) may be taken by each of the Claiming Party or the Responding Party, and no more than thirty (30) interrogatories may be asked for by each of the Claiming Party or the Responding Party. The arbitration hearing shall last no more than five
(5) days with the time divided equally between the parties. All proceedings, including discovery, depositions, and the arbitration hearings shall be governed by the Federal Rules of Civil Procedure and the Local Rules of Civil Procedure of the United States District Court for the district in which the Property is located, unless such rules conflict with the provisions of this Agreement, in which case the provisions of this Agreement control; provided, however, that the parties agree that the provisions of Federal Rule of Civil Procedure 26(a) shall not apply.

        Motions. The parties may make applications to the panel of arbitrator(s)
        -------
regarding issues of discovery, procedure and privilege. Any such motions shall be made to and resolved by the arbitrator(s) as soon as practicable. No party shall be permitted to file any motions for dismissal of claims (including dismissal based upon failure to join an indispensable party), or for summary judgment, concerning the claims or counterclaims asserted in any arbitration.

Agreement of Purchase and Sale - (1111 Durham Ave., S. Plainfield, NJ) - Page 46
----------------------------------------------------------------------

        Schedule of Arbitration Proceedings.
        -----------------------------------

               SET A: At the Initial Meeting, the parties and the arbitrator shall agree to a schedule that conforms with the following deadlines:

-----------------------------------------   --------------------------------------------

               Event                                  Deadline Not Later Than
               -----                                  -----------------------
-----------------------------------------   --------------------------------------------
Service of statement of claim by            15 days after service of Written Notice
Claiming Party
-----------------------------------------   --------------------------------------------
Service of response to statement of         21 days after service of statement of claim
claim and counterclaims, if any, by
Responding Party
-----------------------------------------   --------------------------------------------
Service of response to counterclaims,       7 days after service of counterclaims, if
if any, by the Claiming Party               any
-----------------------------------------   --------------------------------------------
Commencement of document discovery          1 day after service of response to
                                            statement of claim
-----------------------------------------   --------------------------------------------
Commencement of deposition discovery        45 days after service of statement of claim
-----------------------------------------   --------------------------------------------
Completion of all discovery                 100 days after service of statement of
                                            claim
-----------------------------------------   --------------------------------------------
Commencement of the arbitration hearing     21 days after the completion of discovery
-----------------------------------------   --------------------------------------------
Issuance of decision by the                 14 days after receipt of the last hearing
arbitrator(s)                               transcript by the arbitrator(s). [All
                                            sessions of the arbitration hearings shall
                                            be promptly transcribed and transcripts
                                            shall be promptly provided to the parties
                                            and the arbitrator(s).]

-----------------------------------------   --------------------------------------------

               SET B: At the Initial Meeting, the parties and the arbitrators shall agree to a schedule that conforms with the following deadlines:

-----------------------------------------   --------------------------------------------

               Event                                  Deadline Not Later Than
               -----                                  -----------------------
-----------------------------------------   --------------------------------------------
Service of statement of claim by            15 days after service of Written Notice
Claiming Party
-----------------------------------------   --------------------------------------------
Service of response to statement of         21 days after service of statement of claim
claim and counterclaims, if any, by
Responding Party
-----------------------------------------   --------------------------------------------
Service of response to counterclaims,       7 days after service of counterclaims, if
if any, by the Claiming Party               any
-----------------------------------------   --------------------------------------------
-----------------------------------------   --------------------------------------------

Agreement of Purchase and Sale - (1111 Durham Ave., S. Plainfield, NJ) - Page 47
----------------------------------------------------------------------

-----------------------------------------   --------------------------------------------

               Event                                  Deadline Not Later Than
               -----                                  -----------------------
-----------------------------------------   --------------------------------------------
Commencement of document discovery          1 day after service of response to
                                            statement of claim
-----------------------------------------   --------------------------------------------
Commencement of deposition discovery        75 days after service of statement of claim
-----------------------------------------   --------------------------------------------
Completion of all discovery                 200 days after service of statement of
                                            claim
-----------------------------------------   --------------------------------------------
Commencement of the arbitration hearing     30 days after the completion of discovery
-----------------------------------------   --------------------------------------------
Issuance of decision by the                 14 days after receipt of the last hearing
arbitrator(s)                               transcript by the arbitrator(s). [All
                                            sessions of the arbitration hearings shall
                                            be promptly transcribed and transcripts shall
                                            be promptly provided to the parties and the
                                            arbitrator(s).]

-----------------------------------------   --------------------------------------------

        Extensions of Time.  The parties may jointly agree, in writing, to
        ------------------
extend any of the foregoing deadlines.

        Decision Binding on the Parties. Unless the parties agree otherwise in
        -------------------------------
writing, the arbitrator(s)' decision shall become binding on the parties at such time as the decision is confirmed by order of a court in the jurisdiction where the Property is located. The parties irrevocably and unconditionally submit to the jurisdiction of such court for any and all proceedings relating to such confirmation. Any award ordered shall be paid within ten (10) days of confirmation of the arbitrator(s)' decision.

        Cost of Arbitration Proceeding. Except as specifically provided, the
        ------------------------------
costs incurred by the parties in conjunction with an arbitration proceeding pursuant to this Agreement, including reasonable attorney's fees, fees paid to experts, and fees for obtaining transcripts shall be paid or reimbursed in accordance with the provisions of Section 10.3 of the Agreement. In the event
                                  ------------
that the arbitrators determine that no party is entitled to indemnification by any other party, then (a) each party shall pay its own expenses, including attorney's fees, fees paid to experts, fees for obtaining transcripts, expenses of witnesses called solely by that party, and all fees charged by the arbitrator appointed by such party and (b) the parties shall each pay fifty percent of all remaining expenses of the arbitration proceeding.

        Service of Documents. Any process, notice, memorandum, motion, demand,
        --------------------
or other paper or communication, or application to the panel of arbitrators shall be deemed to have been sufficiently served or submitted if done in accordance with Section 12.9 of this Agreement, except that service by facsimile
                ------------
shall not suffice for purposes of this Exhibit G.
                                       ---------

Agreement of Purchase and Sale - (1111 Durham Ave., S. Plainfield, NJ) - Page 48
----------------------------------------------------------------------

                                 SCHEDULE 11.3

                         LIST OF ENVIRONMENTAL REPORTS
                         -----------------------------

1. Asbestos Exposure Assessment, prepared by Kaselaan & D'Angelo Associates, Inc., dated 10/17/1988.

2. Phase I Prelim Hazardous Material Site Assessment, prepared by Harding Lawson Associates, dated 05/13/1993.

3.   UST Closure Summary, prepared by Harding Lawson Associates, dated
     03/02/1994.

4.   Phase I ESA, prepared by Hillmann Environmental Company, dated 03/21/1997.

5.   Phase I ESA, prepared by ENSR, dated 08/01/1997.

6.   Wetland Assessment, prepared by ENSR, dated 08/18/1997.

7. Industrial Site Recovery Act Applicability Affidavit, New Jersey Department of Env. Protection, dated 12/01/1997.

8.   ISRA response, prepared by NJDEP, dated 12/22/1997.

9. Environmental Document Review and Recommendations, prepared by EMG, dated 12/31/1997.

10.  Phase I ESA, prepared by ATC Associates, dated 05/18/1998.

11.  Asbestos Management Plan, prepared by Archon Group, L.P., dated 06/09/1998.

12.  Asbestos Sampling, prepared by EPC Technologies, dated 08/19/1999.

13. Preliminary Assessment Report, prepared by Environmental Science & Engineering, Inc., dated 10/06/1999.

14.  Asbestos Abatement, prepared by MARCOR Remediation, Inc., dated 05/23/2000.

15.  Tenant Material Safety Data Sheet (MSDS) dated 12/10/1999.

16. Asbestos Abatement Final Report, prepared by ATC Associates, Inc., dated 05/17/2000.

17. Asbestos Abatement and Generator Upgrade Activities Acknowledgment Letter, prepared by Archon Group, L.P., dated 07/20/2000.

Agreement of Purchase and Sale - (1111 Durham Ave., S. Plainfield, NJ) - Page 49
----------------------------------------------------------------------